                                                                 EXHIBIT 10.CC 5

================================================================================


                                    INDENTURE


                             dated as of May 9, 2002


                                      among


                           GEMSTONE INVESTOR LIMITED,

                                     Issuer,


                            GEMSTONE INVESTOR, INC.,

                                   Co-Issuer,


                              THE BANK OF NEW YORK,

                              New Indenture Trustee


                                       and


                              EL PASO CORPORATION,

                                    Guarantor


                7.71% Guaranteed Senior Unsecured Notes due 2004


================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I  DEFINITIONS............................................................................................1
         SECTION 1.01.         Definitions........................................................................1
         SECTION 1.02.         Rules of Construction..............................................................8
         SECTION 1.03.         Legal Holidays.....................................................................8
         SECTION 1.04.         Compliance Certificates and Opinions...............................................8
         SECTION 1.05.         Form of Documents Delivered to Trustee.............................................9

ARTICLE II  THE NOTES.............................................................................................9
         SECTION 2.01.         Forms Generally....................................................................9
         SECTION 2.02.         Authorized Amount; Interest Rate; Maturity Date; Denominations....................11
         SECTION 2.03.         Execution, Authentication, Delivery and Dating....................................11
         SECTION 2.04.         Registrar and Paying Agent; Registration..........................................12
         SECTION 2.05.         Payments of Principal and Interest; Rights Preserved..............................13
         SECTION 2.06.         Transfer and Exchange of New Notes................................................16
         SECTION 2.07.         Replacement of Lost, Mutilated or Stolen New Notes................................21
         SECTION 2.08.         Taxes.............................................................................22
         SECTION 2.09.         Cancellation......................................................................22

ARTICLE III  GUARANTEE OF NEW NOTES..............................................................................23
         SECTION 3.01.         El Paso Guarantee.................................................................23
         SECTION 3.02.         Obligations Unconditional.........................................................24
         SECTION 3.03.         Limitation of Guarantor's Liability...............................................24
         SECTION 3.04.         Subordination of Subrogation and Other Rights.....................................24
         SECTION 3.05.         Execution and Delivery of El Paso Guarantee.......................................25
         SECTION 3.06.         Notice to New Indenture Trustee...................................................25
         SECTION 3.07.         This Article Not to Prevent Events of Default.....................................25

ARTICLE IV  ISSUANCE.............................................................................................25
         SECTION 4.01.         Conditions to Issuance............................................................25
         SECTION 4.02.         Waiver of Conditions to Issuance..................................................26

ARTICLE V  THE ACCOUNT...........................................................................................26
         SECTION 5.01.         Establishment of New Notes Account................................................26
         SECTION 5.02.         New Notes Account.................................................................27
         SECTION 5.03.         [Reserved]........................................................................27
         SECTION 5.04.         [Reserved]........................................................................27
         SECTION 5.05.         Payments..........................................................................27
         SECTION 5.06.         Report to New Noteholders.........................................................31
         SECTION 5.07.         Termination.......................................................................32

ARTICLE VI  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS........................................................32
         SECTION 6.01.         Representations and Warranties....................................................32
         SECTION 6.02.         Survival of Representations and Warranties........................................34

ARTICLE VII  COVENANTS OF THE ISSUERS AND THE GUARANTOR..........................................................34
         SECTION 7.01.         Covenants of the Issuers and the Guarantor........................................34

ARTICLE VIII  LIMITATION ON LIABILITY OF THE ISSUERS.............................................................42
         SECTION 8.01.         Liabilities of the Issuers........................................................42

ARTICLE IX  EVENTS OF DEFAULT....................................................................................42
         SECTION 9.01.         Events of Default.................................................................42
         SECTION 9.02.         Application of Proceeds...........................................................44
         SECTION 9.03.         Waiver of Past Events of Default..................................................44
         SECTION 9.04.         Provisions Relating to Recourse for the New Notes.................................44

ARTICLE X  SATISFACTION AND DISCHARGE OF NEW INDENTURE; NOTICE OF CERTAIN EVENTS; UNCLAIMED MONEYS...............47
         SECTION 10.01.        Satisfaction and Discharge of New Indenture.......................................47
         SECTION 10.02.        [Reserved]........................................................................47
         SECTION 10.03.        Repayment of Moneys and Transfer of Eligible Investments Held by
                               New Indenture Trustee.............................................................47
         SECTION 10.04.        Return of Moneys Held by New Indenture Trustee....................................47
         SECTION 10.05.        [Reserved]........................................................................48

ARTICLE XI  CONCERNING THE NEW INDENTURE TRUSTEE.................................................................48
         SECTION 11.01.        Duties of the New Indenture Trustee; Certain Rights of the New
                               Indenture Trustee.................................................................48
         SECTION 11.02.        Performance of New Indenture Trustee's Duties.....................................50
         SECTION 11.03.        Resignation and Removal; Appointment of Successor New Indenture
                               Trustee...........................................................................50
         SECTION 11.04.        Acceptance of Appointment by Successor New Indenture Trustee......................51
         SECTION 11.05.        Merger or Consolidation of New Indenture Trustee..................................51
         SECTION 11.06.        Certain Procedural Matters........................................................51
         SECTION 11.07.        New Indenture Trustee Fees and Indemnification....................................51
         SECTION 11.08.        Information.......................................................................52
         SECTION 11.09.        Eligibility Requirements for New Indenture Trustee................................52
         SECTION 11.10.        New Indenture Trustee Not Liable for New Notes....................................53
         SECTION 11.11.        New Indenture Trustee May Own New Notes...........................................53
         SECTION 11.12.        Maintenance of Office or Agency...................................................53
         SECTION 11.13.        Appointment of Co-Indenture Trustee...............................................53
         SECTION 11.14.        [Reserved]........................................................................53
         SECTION 11.15.        [Reserved]........................................................................53
         SECTION 11.16.        [Reserved]........................................................................53

ARTICLE XII  SUPPLEMENTAL NEW INDENTURES.........................................................................53
         SECTION 12.01.        Supplemental New Indentures Without Consent of New Noteholders....................53
         SECTION 12.02.        Supplemental New Indentures With Consent of New Noteholders.......................54
         SECTION 12.03.        Effect of Supplemental New Indenture..............................................55
         SECTION 12.04.        Documents to Be Given to New Indenture Trustee....................................55
         SECTION 12.05.        Notation on New Notes in Respect of Supplemental New Indentures...................55

ARTICLE XIII  CONCERNING THE NEW HOLDERS.........................................................................55
         SECTION 13.01.        Control by Majority New Holders...................................................55
         SECTION 13.02.        Evidence of Action Taken by New Holders...........................................56

         SECTION 13.03.        Proof of Execution of Instruments.................................................56
         SECTION 13.04.        New Notes Owned by the Issuers....................................................56
         SECTION 13.05.        Right of Revocation of Action Taken...............................................56

ARTICLE XIV  OPTIONAL REDEMPTION.................................................................................57
         SECTION 14.01.        Optional Redemption...............................................................57
         SECTION 14.02.        Notice of Optional Redemption.....................................................58
         SECTION 14.03.        Selection of New Notes to be Redeemed.............................................59
         SECTION 14.04.        Deposit of Optional Redemption Price..............................................59
         SECTION 14.05.        Payment of New Notes Called for Optional Redemption...............................59
         SECTION 14.06.        New Notes Redeemed in Part........................................................60

ARTICLE XV  MANDATORY REDEMPTION AND SPECIAL REDEMPTION..........................................................60
         SECTION 15.01.        Mandatory Redemption..............................................................60
         SECTION 15.02.        Notice of Mandatory Redemption....................................................60
         SECTION 15.03.        Selection of New Notes to be Redeemed.............................................61
         SECTION 15.04         Special Redemption................................................................61
         SECTION 15.05.        Notice of Special Redemption......................................................61
         SECTION 15.06.        Selection of New Notes to be Redeemed.............................................62

ARTICLE XVI  MISCELLANEOUS.......................................................................................62
         SECTION 16.01.        Survival..........................................................................62
         SECTION 16.02.        Notices...........................................................................62
         SECTION 16.03.        Severability of Provisions........................................................65
         SECTION 16.04         Effect of Headings................................................................65
         SECTION 16.05.        Counterparts......................................................................65
         SECTION 16.06.        Further Assurance.................................................................65
         SECTION 16.07         Governing Law; Waiver of Jury Trial...............................................65
         SECTION 16.08.        Entire Agreement..................................................................67
         SECTION 16.09.        Benefit of Agreement..............................................................67
         SECTION 16.10.        Limitation on Rights of New Noteholders...........................................67
         SECTION 16.11.        [Reserved]........................................................................68
         SECTION 16.12.        Notes Non-Assessable and Fully Paid...............................................68


         Exhibit A         Form of Rule 144A Global Note
         Exhibit B         Form of Regulation S Temporary Global Note/Regulation S Global Note
         Exhibit C         Form of Certificate of Transfer
         Exhibit D         Form of Important Notice
         Exhibit E         Form of Section 3(c)(7) Reminder Notice
         Exhibit F         Form of Default Notice
         Exhibit G         Form of El Paso Guarantee

                                    INDENTURE


                  This INDENTURE (hereinafter, this "New Indenture"), dated as of May 9, 2002, is among GEMSTONE INVESTOR LIMITED, an exempted limited liability company incorporated under the laws of the Cayman Islands ("Investor"), GEMSTONE INVESTOR, INC., a Delaware corporation (the "Co-Issuer" and, together with Investor, the "Issuers"), THE BANK OF NEW YORK, a New York banking corporation (in its capacity as indenture trustee, the "New Indenture Trustee") and EL PASO CORPORATION, a Delaware corporation (in its capacity as guarantor, the "Guarantor").

                                   WITNESSETH:

                  WHEREAS, pursuant to a Participation Agreement dated as of October 25, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement") among El Paso, EPED Holding, EPED B, Investor, the Co-Issuer, Topaz, Emerald, Citrine, Garnet, Diamond, Amethyst, Diamond Holdings, Aquamarine, Peridot, the Management Company, the Share Trust, the Class A Shareholder (each as defined therein), Wilmington Trust Company and The Bank of New York, the Issuers have issued, offered and sold the Notes;

                  WHEREAS, the Issuers have authorized the issuance of up to $950,000,000 aggregate principal amount of their 7.71% Guaranteed Senior Unsecured Notes due 2004 (together with the El Paso Guarantee endorsed thereon, the "New Notes"), the payments of which will be guaranteed by the El Paso Guarantee, to be exchanged for up to $950,000,000 aggregate principal amount of the Notes;

                  WHEREAS, the execution and delivery of this New Indenture has been duly authorized by the Issuers and the Guarantor;

                  WHEREAS, the New Indenture Trustee has accepted the trusts created by this New Indenture and in evidence thereof has joined in the execution hereof;

                  WHEREAS, all things necessary to make the New Notes, when issued and authenticated by the New Indenture Trustee as contemplated in this New Indenture, the legal, valid and binding obligations of the Issuers have been done and performed; and

                  WHEREAS, all things necessary to make the El Paso Guarantee the legal, valid and binding obligation of the Guarantor have been done and performed.

                  NOW, THEREFORE, THIS NEW INDENTURE WITNESSETH, that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the New Notes are to be issued, authenticated, delivered, guaranteed and accepted by all Persons who shall from time to time be or become holders thereof, the Issuers, the Guarantor and the New Indenture Trustee, for the benefit of the holders of the New Notes, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. References to "Sections" and "Articles" herein refer to Sections and Articles of this New Indenture unless otherwise stated. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this New Indenture shall have the meanings assigned to such terms in Annex A to the Participation Agreement. Whenever used in this New

Indenture, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Acceleration Date" means any date on which the maturity of the New Notes is accelerated in accordance with Section 9.01.

                  "Account Statement" has the meaning assigned to such term in
Section 5.06.

                  "Amount Available" means, with respect to the New Notes Account at any time, the amount in Cash credited to the New Notes Account at such time.

                  "Applicable Procedures" means, with respect to any transfer or exchange of, or for beneficial interests in, any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

                  "Authentication Order" means an order executed by the Issuers and addressed to the New Indenture Trustee for the authentication and delivery of any of the New Notes.

                  "Certificate of Authentication" has the meaning assigned to such term in Section 2.03(f).

                  "Clearstream" means Clearstream Banking, societe anonyme.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the applicable securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable securities.

                  "Comparable Treasury Price" means, with respect to any Optional Redemption Date, any Special Redemption Date which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture or any Acceleration Date which is attributable to an Event of Default described in
Section 9.01(a), as applicable, (i) the average of the applicable Reference Treasury Dealer Quotations requested by the New Indenture Trustee from at least four Reference Treasury Dealers for such Optional Redemption Date, Special Redemption Date or Acceleration Date, as the case may be, after excluding the highest and lowest such applicable Reference Treasury Dealer Quotations, or (ii) if fewer than four such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations.

                  "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt) and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Guarantor and its consolidated subsidiaries for the Guarantor's most recently completed fiscal quarter, prepared in accordance with GAAP.

                  "Corporate Trust Office" means the principal office of the New Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this New Indenture, is located at The Bank of New York, 5 Penn Plaza, New York, New York 10001, Attn: Louis Young, or any other office specified in writing by the New Indenture Trustee.

                  "Custodian" has the meaning assigned to such term in Section 2.01(b).

                  "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed and any purchase money obligation created or assumed by such Person.

                  "Default Amount" means, for any period, the product of (a) the Default Interest Rate, (b) the amount overdue on the New Notes and (c) the quotient of (i) the number of days actually elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the date on which payment was due and (ii) 360.

                  "Default Notice" has the meaning assigned to such term in
Section 9.01.

                  "Definitive Notes" means one or more definitive New Notes registered in the name of the New Holder thereof and issued in accordance with
Section 2.06, substantially in the form of Exhibit A or B hereto except that such New Notes shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depositary" means DTC, its nominees and their respective successors and assigns or such other depositary institution hereinafter appointed by Investor.

                  "Distribution Compliance Period" has the meaning assigned to such term in Regulation S.

                  "DTC" means The Depository Trust Company.

                  "El Paso Guarantee" means the guarantee by the Guarantor of the Issuers' payment obligations under this New Indenture and the New Notes pursuant to Article III, as evidenced by an endorsement on the New Notes.

                  "El Paso Permitted Liens" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any governmental Lien, mechanics', materialmen's, carriers' or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent or (C) delinquent but the validity of which is being contested at the time by the Guarantor or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Guarantor or any Restricted Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien upon any property or assets in accordance with customary banking practice to secure any Debt incurred by the Guarantor or any Restricted Subsidiary in connection with the exporting of goods to, or between, or the marketing of goods in, or the importing of goods from, foreign countries; or (x) any Lien in favor of the United States or any state thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance or other payments pursuant to any contract or statute, or any Lien securing industrial development, pollution control or similar revenue bonds.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system, or any successor to Morgan Guaranty Trust Company of New York, Brussels office, as operator thereof.

                  "Events of Default" has the meaning assigned to such term in
Section 9.01.

                  "Excepted Rights" has the meaning assigned to such term in
Section 1.01 of the Indenture; provided that upon the satisfaction and discharge of the Indenture, the definition of "Excepted Rights" shall continue to have such meaning as if the Indenture had not been satisfied and discharged (but without giving effect to any supplement or other modification made in contemplation of such satisfaction and discharge); provided, further, that any provisions included in the definition of "Excepted Rights" that are required for the interpretation thereof and would otherwise terminate upon the satisfaction and discharge of the Indenture shall also be considered to continue for the purposes of such interpretation.

                  "Exchange Offer" means the issuance by the Issuers of a principal amount of New Notes equal to the outstanding principal amount of Notes that are tendered by the Noteholders in exchange for such New Notes, pursuant to the Offering Circular and Consent Solicitation Statement.

                  "Funded Debt" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

                  "Global Note Legend" has the meaning assigned to such term in
Section 2.06(d)(ii).

                  "Global Notes" means, individually and collectively, one or more Rule 144A Global Notes, Regulation S Global Notes and/or Regulation S Temporary Global Notes.

                  "Guaranteed Obligations" has the meaning assigned to such term in Section 3.01.

                  "Guarantor" has the meaning assigned to such term in the introductory paragraph of this New Indenture.

                  "Indebtedness" means (a) indebtedness for borrowed money, (b) obligations (other than any trade payable obligation which shall not have remained unpaid for 91 days or more from the original due date thereof) to pay the deferred purchase price of property or services or (c) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases.

                  "Indenture Default" means any event or occurrence that with the giving of notice or lapse of time or both would become an Event of Default.

                  "Independent Investment Banker" means CSFB or such other independent investment banking institution of national or international standing selected by the New Indenture Trustee.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Interest Amount" means, for any Note Payment Date, the product of (a) the Note Rate, (b) the aggregate Outstanding principal amount of New Notes and (c) the quotient of (i) the number of days actually elapsed (calculated on the basis of a 360-day year consisting of twelve 30-day months) since the later of the Closing Date or the last Semi-Annual Payment Date and
(ii) 360.

                  "Issuers' Certificate" means a certificate of Investor executed on behalf of itself and the Co-Issuer.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Issuers and sent to the Noteholders for use by such Noteholders in connection with the Exchange Offer.

                  "Majority New Holders" or "Majority New Noteholders" means, at any time, New Noteholders holding, collectively, New Notes evidencing at least a majority in aggregate Outstanding principal amount of the New Notes.

                  "Mandatory Redemption" has the meaning assigned to such term in Section 15.01(d).

                  "Mandatory Redemption Date" has the meaning assigned to such term in Section 15.01(d).

                  "Mandatory Redemption Price" has the meaning assigned to such term in Section 15.01(d).

                  "Maturity Date" has the meaning assigned to such term in
Section 2.02(c).

                  "New Administrative Expenses" means, without duplication: (a) the New Indenture Trustee Fee, (b) any New Indenture Trustee Expenses, (c) the out-of-pocket expenses and fees of the Paying Agents due or payable pursuant to the Transaction Documents as of any Note Payment Date, (d) any indemnity payments payable by the Issuers and/or the Guarantor to the New Indenture Trustee pursuant to Section 11.07, (e) any fees and expenses due or payable to each Rating Agency in connection with any rating or rating estimate of the New Notes as contemplated by the Transaction Documents and (f) any costs or expenses payable pursuant to Section 7.01(k).

                  "New Holders" and "New Noteholders" means the registered holders from time to time of any of the New Notes.

                  "New Indenture Trustee Expenses" has the meaning assigned to such term in Section 11.07(a).

                  "New Indenture Trustee Fee" means the initial and annual fee to be paid to the New Indenture Trustee pursuant to Section 11.07 and in accordance with a separate fee agreement between Investor and the New Indenture Trustee.

                  "New Notes" has the meaning assigned in the second recital to this New Indenture.

                  "New Notes Account" has the meaning assigned to such term in
Section 5.01(a).

                  "New York UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "Note Payment Date" means: (a) each Semi-Annual Payment Date,
(b) with respect to an Acceleration Date, any date following such Acceleration Date on which funds are received for distribution pursuant to Section 5.05, (c) an Optional Redemption Date, (d) a Mandatory Redemption Date, (e) a Special Redemption Date and (f) the Maturity Date.

                  "Note Rate" means the fixed per annum rate equal to 7.71%.

                  "Note Register" has the meaning assigned to such term in
Section 2.04(a).

                  "Notice of Mandatory Redemption" has the meaning assigned to such term in Section 15.02.

                  "Notice of Optional Redemption" has the meaning assigned to such term in Section 14.02.

                  "Notice of Special Redemption" has the meaning assigned to such term in Section 15.05.

                  "Officer's Certificate" means a certificate of any Person signed by any Authorized Officer of such Person.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel and delivered to the New Indenture Trustee which counsel may be an employee of El Paso or other counsel reasonably satisfactory to the New Indenture Trustee.

                  "Optional Redemption" has the meaning assigned to such term in
Section 14.01(b).

                  "Optional Redemption Date" has the meaning assigned to such term in Section 14.01(b).

                  "Optional Redemption Price" has the meaning assigned to such term in Section 14.01(e).

                  "Outstanding" means at any time all New Notes authenticated and delivered by the New Indenture Trustee under this New Indenture except:

                  (a) New Notes theretofore canceled by the New Indenture Trustee or delivered to the New Indenture Trustee for cancellation;

                  (b) New Notes or portions thereof with respect to which moneys in the amount necessary to pay such New Notes or portions thereof shall have been deposited in trust with the New Indenture Trustee; provided that, if such New Notes or portions thereof are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided or provision satisfactory to the New Indenture Trustee shall have been made for the giving of such notice; and

                  (c) New Notes in substitution or exchange for which other New Notes shall have been authenticated and delivered.

                  "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                  "Paying Agent" means any Person authorized by the Issuers to pay the principal of or interest or premium on any New Notes on behalf of the Issuers as specified in Section 2.04(b).

                  "Principal Property" means (a) any pipeline assets of the Guarantor or any Subsidiary, including any related facilities employed in the transportation, distribution or marketing of natural gas, that is located in the United States or Canada and (b) any processing or manufacturing plant owned or leased by the Guarantor or any Subsidiary and located within the United States or Canada, except, in the case of either clause (a) or (b), any such assets or plant which, in the opinion of the board of directors of the Guarantor (or any committee thereof), is not material in relation to the activities of the Guarantor and its Subsidiaries as a whole.

                  "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A.

                  "QP Legend" has the meaning assigned to such term in Section 2.06(d)(iv).

                  "Record Date" has the meaning assigned to such term in Section 5.05(g).

                  "Recourse for the Notes" has the meaning assigned to such term in Section 2.05(f).

                  "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City as an Independent Investment Banker shall select at the request of the New Indenture Trustee.

                  "Reference Treasury Dealer Quotations" means, with respect to any Reference Treasury Dealer and any Optional Redemption Date, any Special Redemption Date which is attributable to an Event of Default described in
Section 9.01(a) or (n) of the Indenture or any Acceleration Date which is attributable to an Event of Default described in Section 9.01(a), as applicable, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the New Notes (expressed in each case as a percentage of its principal amount or stated amount, as the case may be), quoted in writing by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Optional Redemption Date, Special Redemption Date or Acceleration Date, as applicable.

                  "Registrar" has the meaning assigned to such term in Section 2.04(a).

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Note" means one or more permanent global notes representing New Notes substantially in the form of Exhibit B hereto bearing the Global Note Legend, the Transfer Restriction Legend and the QP Legend and deposited with or on behalf of, and registered in the name of, the Depositary, issued in an aggregate denomination equal to the Outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

                  "Regulation S Temporary Global Note" means one or more temporary global notes representing New Notes substantially in the form of Exhibit B hereto bearing the Global Note Legend, the Transfer Restriction Legend, the Regulation S Temporary Global Note Legend and the QP Legend and deposited with or on behalf of, and registered in the name of, the Depositary, issued in an aggregate denomination equal to the Outstanding principal amount of the New Notes issued in exchange for Notes held pursuant to Regulation S under the Indenture (in accordance with the Exchange Offer).

                  "Regulation S Temporary Global Note Legend" has the meaning assigned to such term in Section 2.06(d)(iii).

                  "Restricted Subsidiary" means any Subsidiary of the Guarantor owning or leasing any Principal Property.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Global Note" means one or more permanent global notes substantially in the form of Exhibit A hereto representing New Notes bearing the Global Note Legend, the Transfer Restriction Legend and the QP Legend and deposited with or on behalf of, and registered in the name of, the Depositary, issued in an aggregate denomination equal to the Outstanding principal amount of the New Notes issued in exchange for Notes acquired pursuant to Rule 144A under the Indenture (in accordance with the Exchange Offer).

                  "Rule 144A Note" means any New Note issued pursuant to Rule 144A, including any Rule 144A Global Note.

                  "Sale-Leaseback Transaction" means the sale or transfer by the Guarantor or any Restricted Subsidiary of any Principal Property to a Person (other than the Guarantor or a Subsidiary) and the taking back by the Guarantor or any Restricted Subsidiary, as the case may be, of a lease of such Principal Property.

                  "Semi-Annual Payment Date" means each April 30 and October 31, commencing October 31, 2002 and ending on the date the New Notes are redeemed in full, whether upon maturity or otherwise.

                  "Shortfall Notice" has the meaning assigned to such term in
Section 5.05(a).

                  "Special Redemption" has the meaning assigned to such term in
Section 15.04(b).

                  "Special Redemption Date" has the meaning assigned to such term in Section 15.04(b).

                  "Take-Out Deposit" has the meaning assigned to such term in
Section 15.01(c).

                  "Transfer Restriction Legend" has the meaning assigned to such term in Section 2.06(d)(i).

                  "Treasury Yield" means, with respect to any Optional Redemption Date, any Special Redemption Date which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture or any Acceleration Date which is attributable to an Event of Default described in
Section 9.01(a), as applicable, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

                  "U.S. Person" means a "U.S. person" within the meaning of Regulation S.

                  "U.S. Treasuries" means direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  SECTION 1.02. Rules of Construction. This New Indenture and the definitions referred to in Section 1.01 shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of Annex A to the Participation Agreement.

                  SECTION 1.03. Legal Holidays. In any case where any Note Payment Date or any date for the making of a deposit or payment hereunder shall fall on a day which is not a Business Day, such deposit or payment need not be made on such date but may be made on the next succeeding day that is a Business Day with the same force and effect as if made on such Note Payment Date; provided that no interest shall accrue on the amount so payable for such period.

                  SECTION 1.04. Compliance Certificates and Opinions. Except as otherwise expressly provided in this New Indenture, upon any application or request by the Issuers to the New Indenture Trustee that the New Indenture Trustee take any action under any provision of this New Indenture, the Issuers shall furnish to the New Indenture Trustee an Issuers' Certificate stating that all conditions precedent, if any, provided for in this New Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any particular application or request as to which the furnishing of documents is specifically required by any provision of this New Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this New Indenture shall include:

                  (a) a statement that each party providing such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such party, such examination or investigation has been made as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; and

                  (e) in the case of an Issuers' Certificate, a statement that no Indenture Default or Event of Default under this New Indenture has occurred and is continuing (unless such Issuers' Certificate relates to an Indenture Default or Event of Default).

                  SECTION 1.05. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any Issuers' Certificate or Opinion of Counsel of the Issuers may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the person signing such Issuers' Certificate or Opinion of Counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Issuers' Certificate or Opinion of Counsel is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuers, El Paso or any other party to the Transaction Documents, as applicable, stating that the information with respect to such factual matters is in the possession of such Person, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this New Indenture, they may, but need not, be consolidated and form one instrument.


                                   ARTICLE II

                                    THE NOTES

                  SECTION 2.01. Forms Generally.

                  (a) The New Notes and the New Indenture Trustee's Certificate of Authentication shall be in substantially the forms set forth in Exhibits A and B hereto (i) in the case of Global Notes, including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto and (ii) in the case of Definitive Notes, without the Global Note Legend thereon and without the "Schedule of Exchanges and Interests in the Global Note" attached, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this New Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable laws or the rules or requirements of any securities exchange or the Depositary or as may, consistently herewith, be determined by the Authorized Officers executing such New Notes, as evidenced by their execution of the New Notes. Any portion of the text of any New Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the New Note.

                  The terms and provisions contained in the New Notes shall constitute and are hereby expressly made a part of this New Indenture, and the Issuers, the Guarantor and the New Indenture Trustee, by their execution and delivery of this New Indenture, expressly agree to such terms and provisions and to be bound thereby. To the extent any provision of any New Note conflicts with the express provisions of this New Indenture, however, the provisions of this New Indenture shall govern and be controlling.

                  (b) New Notes offered in exchange for Notes (in accordance with the Exchange Offer) in the United States to QIBs who are also Qualified Purchasers shall be issued on the Effective Date in the form of the applicable Rule 144A Global Note in fully registered form without interest coupons and shall represent the beneficial interests of Persons purchasing such New Notes. The Rule 144A Global Note shall be deposited with the New Indenture Trustee, as custodian (the "Custodian") for the Depositary, duly executed by the Issuers, endorsed by the Guarantor and authenticated by the New Indenture Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Custodian as hereinafter provided. Interests in a Rule 144A Global Note shall be transferred on the Depositary's, Euroclear's or Clearstream's book-entry settlement system, as applicable, in accordance with the Applicable Procedures.

                  (c) New Notes offered in exchange for Notes (in accordance with the Exchange Offer) in offshore transactions to non-U.S. Persons (as defined in Regulation S) in reliance on Regulation S shall be issued on the Effective Date in the form of the applicable Regulation S Temporary Global Note in fully registered form without interest coupons and shall represent the beneficial interests of Persons purchasing such New Notes. At any time on or after the termination of the Distribution Compliance Period and upon the receipt by the New Indenture Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream, certifying in accordance with Rule 903(b)(3)(ii)(B) under the Securities Act that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the applicable Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the applicable Distribution Compliance Period pursuant to another exemption from registration under the Securities Act or who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.06(b)(iii) hereof), and (ii) an Authentication Order from the Issuers, beneficial interests in the applicable Regulation S Temporary Global Note shall be exchanged for beneficial interests in the applicable Regulation S Global Note pursuant to the Applicable Procedures. Upon any exchange of a portion of the applicable Regulation S Temporary Global Note for a comparable portion of the applicable Regulation S Global Note, the Custodian shall endorse on the schedules affixed to each such Regulation S Temporary Global Note (or on continuations of such schedules affixed to each such Regulation S Temporary Global Note and made parts thereof) appropriate notations evidencing the date of exchange and (A) with respect to the applicable Regulation S Temporary Global Note, a decrease in the principal amount thereof equal to the principal amount covered by the applicable certification and (B) with respect to the applicable Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the applicable Regulation S Temporary Global Note pursuant to clause (A) above. The Regulation S Temporary Global Note and the Regulation S Global Note shall be deposited with the Custodian, in each case duly executed by the Issuers, endorsed by the Guarantor and authenticated by the New Indenture Trustee as hereinafter provided; provided that upon such deposit, all such New Notes shall be credited to or through accounts maintained by DTC by or on behalf of Euroclear or Clearstream. Each Regulation S Temporary Global Note and each Regulation S Global Note, as applicable, may be represented by more than one certificate, if so required by the Depositary's rules or requirements, as applicable, regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of each Regulation S Temporary Global Note and each Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Custodian as hereinafter provided.

                  (d) The provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and the "Customer Handbook" of Clearstream, in each case, as in effect from time to time, shall be applicable to transfers of beneficial interests in the Regulation S Global Note and the Regulation S Temporary Global Note that are held by Participants through, or directly by, Euroclear or Clearstream.

                  (e) The Issuers, in issuing the New Notes, may use "CUSIP," "CINS" and "ISIN" numbers, and, if so, the New Indenture Trustee will indicate the CUSIP, CINS and ISIN numbers of the New Notes in notices of redemption and related materials as a convenience to New Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the New Notes or as contained in any notice of redemption and related materials.

                  SECTION 2.02. Authorized Amount; Interest Rate; Maturity Date; Denominations.

                  (a) The aggregate principal amount of New Notes which may be issued and Outstanding at any one time under this New Indenture may not exceed $950,000,000 (excluding New Notes issued upon registration of transfer of, or in exchange for, or in lieu of, other New Notes pursuant to Section 2.06 or Section 2.07).

                  (b) The New Notes shall bear interest at the Note Rate. Interest shall accrue on the unpaid principal amount of the New Notes from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no such interest has been paid on such Notes, from the date of original issuance of such Notes, and accrued and unpaid interest shall be payable (i) semi-annually in arrears on each Semi-Annual Payment Date and (ii) on each other Note Payment Date. To the extent permitted by Applicable Law, any payments due and not punctually paid shall bear interest until paid at the Note Rate plus the Default Interest Rate.

                  (c) The maturity date for the New Notes will be October 31, 2004 (the "Maturity Date").

                  (d) The New Notes shall be issuable in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

                  (e) The New Notes shall be redeemable as provided in Section 2.06(f)(x), Article XIV and Article XV.

                  SECTION 2.03. Execution, Authentication, Delivery and Dating.

                  (a) The New Notes shall be executed on behalf of the Issuers by an Authorized Officer of each of Investor and the Co-Issuer. The signatures of such Authorized Officers on the New Notes may be manual or facsimile (including in counterparts). Each execution of a New Note by the Issuers shall be accompanied by the execution of an El Paso Guarantee endorsed thereon as hereinafter provided in Section 3.05.

                  (b) New Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuers shall bind such Persons, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such New Notes or did not hold such offices at the date of issuance of such New Notes. With the delivery of this New Indenture, the Issuers are furnishing, and from time to time thereafter may furnish, an Officer's Certificate identifying and certifying the incumbency and specimen signatures of the Authorized Officers. Until the New Indenture Trustee receives a subsequent Officer's Certificate, the New Indenture Trustee shall be entitled to rely on the last such Officer's Certificate delivered to it for purposes of determining the Authorized Officers. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any New Note which has been duly authenticated and delivered by the New Indenture Trustee.

                  (c) At any time and from time to time after the execution and delivery of this New Indenture, the Issuers may deliver the New Notes executed by the Issuers and endorsed by the Guarantor to the New Indenture Trustee for authentication, and the New Indenture Trustee, upon receiving an Authentication Order, shall authenticate and deliver such New Notes as provided in this New Indenture and not otherwise.

                  The New Indenture Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate the New Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate New Notes whenever the New Indenture Trustee may do so. Each reference in this New Indenture to authentication by the New Indenture Trustee includes authentication by such agent. An authenticating agent shall have the same rights as the Registrar and the Paying Agent to deal with New Holders or any Affiliate of the Issuers.

                  (d) Each New Note authenticated and delivered by the New Indenture Trustee upon an Authentication Order on the Effective Date shall be dated as of the Effective Date. All other New Notes that are authenticated after the Effective Date for any other purpose under this New Indenture shall be dated the date of their authentication. The New Notes issued as of the Effective Date and any other New Notes subsequently issued under this New Indenture shall be treated as a single class for all purposes under this New Indenture, including, without limitation, payments, waivers, amendments, redemptions and offers to purchase.

                  (e) New Notes issued upon transfer, exchange or replacement of other New Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the New Notes so transferred, exchanged or replaced.

                  (f) No New Note shall be entitled to any benefit under this New Indenture or be valid or obligatory for any purpose, unless there appears on such New Note a certificate of authentication (the "Certificate of Authentication") substantially in the form provided for herein, executed by the New Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any New Note shall be conclusive evidence, and the only evidence, that such New Note has been duly authenticated and delivered hereunder.

                  SECTION 2.04. Registrar and Paying Agent; Registration.

                  (a) The Issuers shall cause to be kept at the Corporate Trust Office one or more books (the "Note Register") for the registration of the New Notes and the registration of transfer or exchange of any of the New Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the New Indenture Trustee. The New Indenture Trustee is hereby initially appointed as security registrar (the "Registrar") for the purpose of registering New Notes and transfers or exchanges of New Notes as hereinafter provided.

                  (b) The Issuers shall maintain an office or agency with a Person in the Borough of Manhattan in The City of New York where New Notes may be presented for payment. The Issuers hereby initially appoint The Bank of New York as Paying Agent with respect to the New Notes. The Issuers shall give prompt written notice to the New Indenture Trustee, and the New Indenture Trustee shall notify the Rating Agencies and the New Noteholders, of the appointment or termination of any Paying Agent or agent for notices and of the location and any change in the location of any such office or agency.

                  (c) The Issuers shall require each Paying Agent other than The Bank of New York to agree in writing, and The Bank of New York, in its capacity as the initial Paying Agent, hereby agrees, that such Paying Agent will hold in trust for the benefit of New Holders and the New Indenture Trustee all money held by such Paying Agent for the payment of principal, premium, if any, or interest on the New Notes and will notify the New Indenture Trustee in writing of any default by the Issuers in making any such payment. While any such default continues, the New Indenture Trustee may require each Paying Agent to pay all money held by it to the New Indenture Trustee. The Issuers, at any time, may require each Paying Agent to pay all money held by it to the New Indenture Trustee. Upon payment over to the New Indenture Trustee, the Paying Agent (if other than the Issuers) shall have no further liability for the money. If the Issuers act as Paying Agents, they shall segregate and hold in a separate trust fund for the benefit of the New Holders all money held by them as Paying Agents. Upon any bankruptcy or reorganization proceedings relating to the Issuers, if the Issuers are then acting as Paying Agents, the New Indenture Trustee shall thereafter serve as Paying Agent for the New Notes, and the Issuers shall immediately pay or cause to be paid to the New Indenture Trustee all money held by them in their respective capacities as Paying Agents.

                  SECTION 2.05. Payments of Principal and Interest; Rights Preserved.

                  (a) Notwithstanding any provision of this New Indenture or the New Notes to the contrary other than Sections 14.02(f), 15.02(e) and 15.05(f), payments of all amounts which become due and payable in respect of any New Note other than payment in full shall be made by the Paying Agent directly to the New Holder of such New Note, without surrender or presentation thereof to the Paying Agent.

                  (b) The Issuers hereby covenant with the Paying Agent to pay or cause to be paid to the Paying Agent, prior to 1:00 p.m., New York City time, on each Note Payment Date, all amounts from time to time due and payable by them hereunder and under the New Notes to any New Noteholder as herein and therein provided (including the manner of payment thereof).

                  (c) The unpaid principal balance of each New Note shall be payable on the Maturity Date thereof, unless the principal of such New Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. Except as provided in Section 14.03 or Section 15.06, any repayment of principal shall be applied ratably to repay the Outstanding New Notes. The final installment of principal on any New Note, whether at maturity or upon redemption, will be payable only upon surrender of such New Note at the Corporate Trust Office or at the specified offices of any Paying Agent and will be made to the Person surrendering such New Note.

                  If the due date for payment of the final installment of principal in respect of any New Note is not a Business Day at the place in which it is presented for payment, the New Noteholder thereof will not be entitled to payment of the amount due until the next succeeding Business Day at such place and will not be entitled to any further interest or other payment in respect of any such delay.

                  (d) Interest on any New Note which is payable and is punctually paid or duly provided for by the Issuers on any Note Payment Date shall be paid to the Person in whose name that New Note is registered at the close of business on the Record Date for such interest payment.

                  (e) All reductions in the principal amount of a New Note (or one or more predecessor New Notes) effected by payments of principal made on any Optional Redemption Date or Special Redemption Date, as applicable, shall be binding upon all future New Holders of such New Notes and of any New Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such New Note.

                  (f) (i) Notwithstanding any other term of this New Indenture, the New Notes, any other Transaction Document or otherwise, the obligations of the Issuers under the New Notes and this New Indenture are senior unsecured limited recourse obligations of the Issuers, payable solely from the following (the "Recourse for the Notes"):

                  (A) all of the rights of Investor, excluding Excepted Rights, under the Participation Agreement, the Collateral Agreement, the Topaz LLC Agreement, the Diamond LLC Agreement and the other Transaction Documents (other than the Note Purchase Agreement, the Dealer Manager Agreement, the Indenture, this New Indenture, the Notes, the New Notes, the Investor Shares, the Remarketing Agreement and the Share Trust Agreement) to which it is a party;

                  (B) all of the rights of Investor as holder of the Topaz Minority Member Interest and the Diamond Class A Member Interest;

                  (C) all of the rights of Investor in the Excess Securities Proceeds and the El Paso Debt Security Notes and/or other Financial Investments in which the Excess Securities Proceeds are invested (subject to release of such security interest pursuant to Section 3.04 of the Indenture, if necessary, to permit Investor to comply with its obligations to make additional capital contributions to Diamond in accordance with Section 3.3(b) of the Diamond LLC Agreement);

                  (D) the Overfund Amount and the El Paso Overfund Notes and any other notes or instruments evidencing Financial Investments in which the Overfund Amount is invested;

                  (E) each of the Accounts and the New Notes Account, all amounts credited to the Accounts and the New Notes Account pursuant to the applicable provisions of the Indenture and this New Indenture and all investments of such amounts, pursuant to the applicable provisions of the Indenture and this New Indenture, including all securities, financial assets (as defined in Section 8-102(a)(9) of the New York
         UCC) and securities entitlements (within the meaning of Section 8-102(a)(17) of the New York UCC) carried in or credited to the Accounts and the New Notes Account; and

                  (F) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in or credited to the Accounts and the New Notes Account, whether in the form of cash or invested in instruments, securities or other property, including all property hereafter required to be subject to the Lien of the Indenture by any instrument supplemental thereto.

Following realization of the Recourse for the Notes and application of the proceeds thereof in accordance with the terms of the Indenture and this New Indenture, none of the New Noteholders or the New Indenture Trustee shall be entitled to take any further action against the Issuers to recover any sums due but remaining unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. In particular, neither the New Indenture Trustee nor any New Noteholder shall be entitled to petition or take any other action for the winding up or bankruptcy of either Investor or the Co-Issuer or shall have any claim in respect of any assets of the Issuers other than the Recourse for the Notes. No recourse shall be had for the payment of any amount owing in respect of the New Notes against any trustee, officer, director, employee, shareholder or incorporator of the Issuers, the New Holders of the New Notes, the New Indenture Trustee, the Holders of the Notes, the Indenture Trustee, the Dealer Manager, their respective Affiliates or any of their successors or assigns for any amounts payable under the New Notes or this New Indenture. It is understood that the foregoing provisions of this paragraph (f) shall not (i) prevent recourse to the Recourse for the Notes for the sums due or to become due under any security, instrument or agreement which is part of the Recourse for the Notes, (ii) except as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the New Notes or guaranteed by this New Indenture or (iii) prevent any action to recover any sums due but remaining unpaid hereunder or under the New Notes from the Guarantor in respect of its payment obligations under the El Paso Guarantee. It is further understood that the foregoing provisions of this paragraph (f) shall not limit the right of any Person to name the Issuers as party defendants in any Proceeding or in the exercise of any other remedy under the New Notes or this New Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person.

                  (ii) Notwithstanding the foregoing clause (i), upon (A) the occurrence of an Event of Default and (B) the acceleration of the New Notes as a result thereof, the New Indenture Trustee may not take action against the Recourse for the Notes until the expiration of 120 days following the acceleration of the New Notes; provided that the New Indenture Trustee may take action against the Recourse for the Notes only after a judgment has been rendered against the Issuers in connection with an enforcement proceeding brought to remedy a failure by the Issuers to perform their obligations under this New Indenture.

                  (iii) For the avoidance of doubt, in pursuing any remedy against the Recourse for the Notes in connection with an enforcement proceeding brought to remedy a failure by the Issuers to perform their obligations under this New Indenture, the New Indenture Trustee may not cause the sale of the Diamond Class A Member Interest. In addition, each of the New Indenture Trustee and, by its acceptance of a New Note, each New Noteholder, acknowledges and agrees that any sale of the Topaz Minority Member Interest, the Diamond Holdings Interest, the Amethyst Interest, the Aquamarine Interest, the Peridot Interest, the Pledged Citrine Interest, the Garnet Interest or any interest in or asset of any other Diamond Project Company or Garnet Project Company made by the New Indenture Trustee within 300 days following the acceleration of the New Notes may be made only to the extent the sales price therefor, in the aggregate with the sales proceeds of any of the foregoing assets, is at least equal to an amount sufficient to repay the Outstanding Notes and the New Notes in full and pay the Capital Price to the Class A Shareholder; provided that to the extent the sales price therefor, in the aggregate with the sales proceeds of any of the foregoing assets, is at least equal to an amount sufficient to repay the Outstanding Notes in full, the Class A Shareholder shall have the right to waive the limitation set forth in this Section 2.05(f)(iii) by written notice to the New Indenture Trustee.

                  (iv) [Reserved].

                  (v) Notwithstanding any other provision of this New Indenture or any action by the New Indenture Trustee against the rights of Investor under the Topaz LLC Agreement or the Diamond LLC Agreement, the El Paso Overfund Notes purchased with the Overfund Amount or the Financial Investments purchased with the proceeds thereof, each of the New Indenture Trustee and, by its acceptance of a New Note, each New Noteholder, acknowledges and agrees that the Class A Shareholder will be entitled to receive payments of accrued and unpaid Shareholder Yield and accrued and unpaid Default Yield pursuant to Section 5.05(b) of the Indenture from the proceeds of the El Paso Overfund Notes or the proceeds of the Financial Investments purchased with the proceeds of the El Paso Overfund Loans if the El Paso Overfund Notes are repaid by El Paso pursuant to their terms and are reinvested in Financial Investments, until such time as both
(x) the Topaz Minority Member Interest, the Emerald

Loan, the Pledged Citrine Interest, the Garnet Preferred Member Interest or the Amethyst Interest is sold and (y) the Diamond Holdings Interest or the Aquamarine Interest is sold.

                  (g) Notwithstanding any other term of this New Indenture, the New Notes or any other Transaction Document, or otherwise, neither Investor nor the Co-Issuer shall have any liability whatsoever to each other under this New Indenture, the New Notes or any other Transaction Document, or otherwise, and, without prejudice to the generality of the foregoing, neither Investor nor the Co-Issuer shall be entitled to take any action to enforce, or bring any Proceeding in respect of, this New Indenture, the New Notes or any other Transaction Document, or otherwise, against each other. In particular, neither Investor nor the Co-Issuer shall be entitled to petition or take any other steps for the winding up or bankruptcy of the other or shall have any claim in respect of any assets of the other (other than a claim by Investor as a shareholder of the Co-Issuer).

                  (h) Subject to the foregoing provisions of this Section 2.05, each New Note delivered under this New Indenture upon registration of transfer of or in exchange for or in lieu of any other New Note shall carry the rights of unpaid interest and principal that were carried by such other New Note.

                  (i) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the New Notes, if the New Notes have become or been declared due and payable or subject to redemption following an Event of Default or a Specified Equity Event and such acceleration of maturity or redemption and its consequences have not been rescinded and annulled, then payments of principal of and interest on such New Notes shall be made in accordance with Section 5.05.

                  SECTION 2.06. Transfer and Exchange of New Notes.

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests in the Global Notes will be exchanged by the Issuers for Definitive Notes if (i) the Issuers deliver to the New Indenture Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary or (ii) following receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act in accordance with Section 2.01(c), the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the New Indenture Trustee; provided that in no event shall any Regulation S Temporary Global Note be exchanged by the Issuers for Definitive Notes prior to
(A) the expiration of the Distribution Compliance Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in clause (i) or clause (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the New Indenture Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Section
2.07. A Global Note may not be exchanged for another New Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b).

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary in accordance with the provisions of this New Indenture and the Applicable Procedures. Beneficial interests in the Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act and the Investment Company Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                           (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the Transfer Restriction Legend. Prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person other than as contemplated by Rule 903(b)(3)(ii)(B) under the Securities Act. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this
         Section 2.06(b)(i).

                           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests in Global Notes that are not transfers of beneficial interests in the same Global Note subject to
         Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this New Indenture and the New Notes or otherwise applicable under the Securities Act, the New Indenture Trustee shall adjust or cause the adjustment of the principal amount of the relevant Global Note(s) pursuant to Section 2.06(e).

                           (iii) Transfer of Beneficial Interests to Another Global Note. A beneficial interest in any Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                                    (A) if the transferee will take delivery in
                  the form of a beneficial interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof; or

                                    (B) if the transferee will take delivery in
                  the form of a beneficial interest in the Regulation S Temporary Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; or

                                    (C) if the transferee will take delivery in
                  the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item
                  (3) thereof.

                  (c) Transfer and Exchange of Definitive Notes for Definitive Notes.

                           (i) Following the issuance of Definitive Notes in exchange for the Global Notes pursuant to Section 2.06(a), upon request by a New Holder of Definitive Notes and such New Holder's compliance with the provisions of this Section 2.06(c), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting New Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such New Holder or by his attorney, duly authorized in writing. In addition, the requesting New Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(c).

                           (ii) Any Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Definitive Note if the Registrar receives the following:

                                    (A) if the transfer will be made pursuant to
                  Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

                                    (B) if the transfer will be made pursuant to
                  Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; or

                                    (C) if the transfer will be made pursuant to
                  any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (d) Legends. The following legends shall appear on the face of all New Notes issued under this New Indenture unless specifically stated otherwise in the applicable provisions of this New Indenture.

                           (i) Transfer Restriction Legend. Each New Note (and all New Notes issued in exchange therefor or substitution thereof) shall bear the legend (the "Transfer Restriction Legend") in substantially the following form:

         "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER GEMSTONE INVESTOR LIMITED NOR GEMSTONE INVESTOR, INC. HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (A) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND (B) EXCEPT IN COMPLIANCE WITH THE INVESTMENT COMPANY ACT. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE NEW
         HOLDER: (1) REPRESENTS THAT (A) WITH RESPECT TO THE RULE 144A NEW NOTES, IT IS (I) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") AND A "QUALIFIED PURCHASER" (AS DEFINED IN SECTION 2(a) OF THE INVESTMENT COMPANY ACT) (A "QP") AND
         (II) NOT (A) A DEALER DESCRIBED IN RULE 144A(a)(1)(ii) THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH THE DEALER, (B) A PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND, RETIREMENT PLAN OR OTHER ENTITY IN WHICH THE PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS THE CASE MAY BE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE OR THE ALLOCATION THEREOF, (C) AN INVESTMENT COMPANY EXCEPTED FROM THE INVESTMENT COMPANY ACT PURSUANT TO SECTION 3(c)(1) OR SECTION 3(c)(7) THEREOF (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(1) OR

         SECTION 3(c)(7) THEREOF WITH RESPECT TO ITS U.S. HOLDERS) AND FORMED ON OR PRIOR TO APRIL 30, 1996 THAT HAS NOT RECEIVED THE CONSENT OF EACH OF ITS BENEFICIAL OWNERS WITH RESPECT TO ITS TREATMENT AS A QP IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE INVESTMENT COMPANY ACT AND THE RULES THEREUNDER OR (D) AN ENTITY THAT WILL HAVE INVESTED MORE THAN FORTY PERCENT (40%) OF ITS ASSETS IN THE SECURITIES OF THE ISSUERS SUBSEQUENT TO THE PURCHASE OF THE NEW NOTES EVIDENCED HEREBY, (B) WITH RESPECT TO THE REGULATION S NEW NOTES, IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND HAS ACQUIRED THIS NEW NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IN THE CASE OF REGULATION S NEW NOTES ONLY, SUCH PERSON IS A "U.S. PERSON" WHICH HAS ACQUIRED THIS NEW NOTE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN A SECONDARY MARKET TRANSACTION NOT INVOLVING THE PARTICIPATION OF GEMSTONE INVESTOR LIMITED OR ITS AGENT; (2) REPRESENTS THAT IT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUERS; (3) AGREES THAT IT WILL PROVIDE NOTICE OF APPLICABLE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREE; (4) AGREES THAT EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATIONS OF $100,000 AND $1,000 IN EXCESS THEREOF OF NEW NOTES EVIDENCED HEREBY;
         (5) REPRESENTS THAT IT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNTS OF ONE OR MORE OTHER PERSONS EACH OF WHOM MEETS ALL OF THE REQUIREMENTS OF CLAUSES (1) THROUGH (4); AND (6) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT TO A PERSON THAT MEETS ALL OF THE REQUIREMENTS OF CLAUSES (1) THROUGH (5) AND THAT AGREES NOT TO SUBSEQUENTLY TRANSFER THIS NEW NOTE OR ANY INTEREST HEREIN EXCEPT IN ACCORDANCE WITH THIS CLAUSE (6)."

                           (ii) Global Note Legend. Each Global Note shall bear a legend (the "Global Note Legend") in substantially the following form:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE NEW INDENTURE."

                           (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend (the "Regulation S Temporary Global Note Legend") in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR PERMANENT OR CERTIFICATED NEW NOTES ARE AS SPECIFIED IN THE NEW INDENTURE (AS DEFINED HEREIN). NEITHER THE NEW HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

                           (iv) QP Legend. Each New Note shall bear a legend (the "QP Legend") in substantially the following form:

         "EACH NEW HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN SHALL BE DEEMED TO HAVE REPRESENTED WITH RESPECT TO ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING THAT IT AND EACH ACCOUNT SATISFY THE REQUIREMENTS SET FORTH IN THE LEGENDS ON THE FACE OF THIS SECURITY, AND ANY RESALE OR OTHER TRANSFER OF THIS SECURITY OR ANY INTEREST HEREIN MAY ONLY BE MADE TO A PERSON SATISFYING THE REQUIREMENTS HEREIN AND IN THE NEW INDENTURE. IF AT ANY TIME THE ISSUERS DETERMINE THAT A NEW HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS OR AGREEMENTS SET FORTH HEREIN OR IN THE NEW INDENTURE, THE ISSUERS MAY CONSIDER THE ACQUISITION OF THIS SECURITY OR SUCH INTEREST HEREIN NULL AND VOID, AND THE ISSUERS MAY REQUIRE THAT THE NEW NOTES BE TRANSFERRED TO A PERSON THAT MEETS THE REQUIREMENTS THEREOF OR REDEEMED AT PAR BY THE ISSUERS."

                  (e) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the New Indenture Trustee in accordance with Section
2.09. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or Definitive Notes, the principal amount of New Notes represented by such Global Note shall be reduced accordingly, and an endorsement shall be made on such Global Note by the New Indenture Trustee or by the Depositary at the direction of the New Indenture Trustee to reflect such reduction; and, if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly, and an endorsement shall be made on such Global Note by the New Indenture Trustee or by the Depositary at the direction of the New Indenture Trustee to reflect such increase.

                  (f) General Provisions Relating to Transfers and Exchanges.

                           (i) To permit registrations of transfers and exchanges, the Issuers shall execute, the Guarantor shall endorse and the New Indenture Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

                           (ii) No service charge shall be made to an owner of a beneficial interest in a Global Note or to a New Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                           (iii) The Registrar shall not be required to register the transfer or exchange of any New Note selected for redemption in whole or in part except the unredeemed portion of any New Note being redeemed in part.

                           (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers and the Guarantor, evidencing the same debt and entitled to the same benefits under this New Indenture as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                           (v) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any New Notes during a period beginning at the opening of business 15 days before the day of any selection of New Notes for redemption under Section 14.03 or
         Section 15.06 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any New Note so selected for redemption in whole or in part except the unredeemed portion of any New Note being redeemed in part or (C) to register the transfer of or to exchange a New Note between a Record Date and the next succeeding Note Payment Date.

                           (vi) Prior to due presentment for the registration of a transfer of any New Note, the New Indenture Trustee, the Paying Agent, the Registrar, the Guarantor and the Issuers may deem and treat the Person in whose name any New Note is registered as the absolute owner of such New Note for the purpose of receiving payment of principal of and interest on such New Notes and for all other purposes, and none of the New Indenture Trustee, the Paying Agent, the Registrar, the Guarantor or the Issuers shall be affected by notice to the contrary.

                           (vii) The New Indenture Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of
         Section 2.03.

                           (viii)All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

                           (ix) The Issuers shall not be required to honor any transfer or exchange of any New Notes to transferees who are U.S. Persons but not Qualified Purchasers.

                           (x) Investor shall have the right, at its option, to
         (i) require any owner of a beneficial interest in a Rule 144A Global Note who is not a Qualified Purchaser to sell such beneficial interest to a Qualified Purchaser, (ii) require any holder of a Definitive Note who (a) either (x) is a U.S. Person or (y) has not purchased such Definitive Note in an offshore transaction and (b) is not a Qualified Purchaser to sell such Definitive Note to a Qualified Purchaser or a non-U.S. Person in an offshore transaction, (iii) redeem the beneficial interest of a holder of a Rule 144A Global Note who is not a Qualified Purchaser at a price equal to the sum of the accrued and unpaid interest to the date of redemption and 100% of the Outstanding principal amount of such New Note and (iv) redeem the Definitive Note of a holder who (a) either (x) is a U.S. Person or (y) has not purchased such Definitive Note in an offshore transaction and (b) is not a Qualified Purchaser at a price equal to the sum of the accrued and unpaid interest to the date of redemption and 100% of the Outstanding principal amount of such New Note.

                  SECTION 2.07. Replacement of Lost, Mutilated or Stolen New Notes. In case any New Note shall become mutilated or defaced or be lost, destroyed or stolen, then on the terms herein set forth, and not otherwise, the Issuers shall execute, the Guarantor shall endorse and the New Indenture Trustee shall authenticate and deliver to the registered New Holder a new New Note of like tenor and date and bearing such identifying number or designation as the New Indenture Trustee may determine, in exchange and substitution for, and upon cancellation of, the mutilated or defaced New Note or in lieu of and in substitution for the same if lost, destroyed or stolen. The applicant for a new New Note pursuant to this Section
2.07 shall, in the case of any mutilated or defaced New Note, surrender such New Note to the New Indenture Trustee and furnish to the New Indenture Trustee, in the case of any lost, destroyed or stolen New Note, evidence satisfactory to the New Indenture Trustee of such loss, destruction or theft and, in each case, evidence satisfactory to the New Indenture Trustee of the ownership and authenticity of such New Note and shall pay all expenses and charges of such substitution and furnish such security or indemnity as may be reasonably required by the New Indenture Trustee, the Issuers and the Guarantor to indemnify and defend and save them harmless. Any defaced or mutilated New Note shall be destroyed by the New Indenture Trustee, or retained in accordance with its standard retention policy, upon delivery by it of a new New Note to the New Holder.

                  SECTION 2.08. Taxes.

                  (a) Any and all payments by or on behalf of the Issuers to or for the account of any New Noteholder or the New Indenture Trustee hereunder, under any New Note or under any other Transaction Document shall be made without set-off or counterclaim and, except as otherwise required by law, free and clear of and without deduction for any and all Taxes. If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder, under any New Note or under any other Transaction Document to any New Noteholder or the New Indenture Trustee, the New Indenture Trustee shall make such deduction and shall pay such Taxes directly to the relevant taxing authority or other authority in accordance with applicable law. Within 30 days after the payment of any Taxes by the New Indenture Trustee, the New Indenture Trustee shall promptly deliver to the relevant New Noteholder or New Noteholders such receipts together with the original or a certified copy of any receipts evidencing payment of any Taxes paid directly by the New Indenture Trustee. No additional amounts, including any indemnification or gross-up, shall be payable by the Issuers or the Guarantor to any New Noteholder in respect of Taxes required to be deducted or withheld.

                  (b) The New Indenture Trustee shall collect such duly completed forms or other certifications from each New Noteholder as shall permit such New Noteholder to receive payments under the New Notes without withholding or deduction on account of Taxes and shall promptly forward copies of such forms to El Paso. In addition, the New Indenture Trustee shall, to the extent it is legally able to do so, execute and file such forms and take such other actions as are (i) reasonably necessary to permit payments under the New Notes to be made without withholding or deduction on account of Taxes and (ii) otherwise required by applicable tax law in connection with payments under the New Notes, including, but not limited to, the filing of Forms 1099-INT, 1042-S and 1042 or such equivalent forms, if necessary.

                  (c) The New Notes have been issued with the intention that such New Notes will qualify under applicable Federal, state and local income tax law as indebtedness. Each of Investor and the Co-Issuer and each New Noteholder, by its acceptance of a New Note, agrees to treat the New Notes as indebtedness of Investor for purposes of Federal, state and local income or franchise taxes or for any other tax imposed on or measured by income and agrees that, to the extent it is required to report any item of income, gain, loss, deduction or credit relating to the New Notes for United States Federal, state or local income tax purposes, it shall report such item in a manner consistent with the characterization intended by this Section 2.08(c) and shall not take any contrary position on any tax return or report relating to the United States Federal, state or local income taxes or take any other action which is inconsistent with such characterization.

                  SECTION 2.09. Cancellation. All New Notes surrendered for payment, registration of transfer, exchange or redemption or deemed lost or stolen pursuant to Section 2.07 shall, if surrendered to any Person other than the New Indenture Trustee, be delivered to the New Indenture Trustee and shall be promptly canceled by it. All canceled New Notes held by the New Indenture Trustee shall be destroyed or held by the New Indenture Trustee in accordance with its standard retention policy.

                                   ARTICLE III

                             GUARANTEE OF NEW NOTES

                  SECTION 3.01. El Paso Guarantee.

                  Subject to the provisions of this Article III, the Guarantor hereby, fully, unconditionally and irrevocably guarantees to each New Noteholder and to the New Indenture Trustee on behalf of the New Noteholders the due and punctual payment of the principal of, and premium, if any, and interest on, each New Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and the due and punctual payment of the Default Amount, if any, on the New Notes, all in accordance with the terms of such New Note and this New Indenture (such obligations being herein collectively referred to as the "Guaranteed Obligations"). The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, the benefit of protest or notice with respect to any such New Note or the debt evidenced thereby and all demands whatsoever (except as specified herein), and covenants that the El Paso Guarantee will not be discharged as to any such New Note except by payment in full of the principal thereof and interest (including any accrued and unpaid Default Amount) and premium (if any) thereon as provided in Section 5.05. In the event of any declaration of acceleration of the principal of and interest on the New Notes as provided in Section 9.01, such obligations shall forthwith become due and payable by the Guarantor for the purpose of this Article III. In addition, without limiting the foregoing provisions, upon (a) the effectiveness of an acceleration of the New Notes under Section 9.01 or (b) the occurrence of any other claim by the New Noteholders or the New Indenture Trustee under the El Paso Guarantee, the New Indenture Trustee shall immediately make written demand for payment (which demand shall set forth the amount then due and payable) under the El Paso Guarantee; provided, that the failure of the New Indenture Trustee to make such demand for payment will not relieve the Guarantor from its obligation to make any such payment under the El Paso Guarantee.

                  If the New Indenture Trustee or the New Holder of any New Note is required by any court or otherwise to return to the Issuers or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Issuers or the Guarantor, any amount paid to the New Indenture Trustee or such New Noteholder in respect of a New Note, the El Paso Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between it, on the one hand, and the New Noteholders and the New Indenture Trustee, on the other hand, the maturity of the Guaranteed Obligations may be accelerated as provided in Section 9.01 for the purposes of the El Paso Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the Guaranteed Obligations.

                  The Guarantor hereby agrees that until (x) the payment or satisfaction in full of the Guaranteed Obligations (whether by payment, redemption or otherwise) and (y)(i) the Redemption Date (as defined in the Investor Shareholders Agreement) or (ii) the receipt by the Class A Shareholder of the Share Purchase Option Price in accordance with Section 7.l of the Investor Shareholders Agreement, it shall not exercise any right or remedy against the Issuers by reason of the existence, payment, performance or enforcement of its obligations under the El Paso Guarantee and this New Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the New Noteholders against the Issuers or any collateral which any such New Noteholder or the New Indenture Trustee on behalf of such New Noteholder hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuers, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the principal of, and premium, if any, and accrued interest (including any accrued and unpaid Default Amount) on, the New Notes shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the New Noteholders, and shall forthwith be paid to the New Indenture Trustee for the benefit of the New Noteholders to be credited and applied upon the principal of, and premium, if any, and accrued interest (including any accrued and unpaid Default Amount) on, the New Notes. The Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the New Notes pursuant to this New Indenture and that the agreements set forth in this
Section 3.01 are knowingly made in contemplation of such benefits.

                  The El Paso Guarantee set forth in this Section 3.01 shall not be valid or become obligatory for any purpose with respect to a New Note until such New Note shall have been authenticated by the New Indenture Trustee. Each New Noteholder, by its acceptance of a New Note, agrees that it will not waive its remedies with respect to this Article III or the El Paso Guarantee, including, without limitation, releasing the Guarantor from any of its obligations under the El Paso Guarantee or reducing the amount of such Guaranteed Obligations, without the consent of Investor.

                  SECTION 3.02. Obligations Unconditional.

                  Nothing contained in this Article III or elsewhere in this New Indenture or in the New Notes is intended to or shall impair, as among the Guarantor and the New Noteholders, the obligations of the Guarantor, which are absolute and unconditional, upon failure by the Issuers to pay to the New Noteholders the principal of, and premium, if any, and interest (including any accrued and unpaid Default Amount) on, the New Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the New Notes and creditors of the Guarantor, nor shall anything herein or therein prevent the New Holder of any New Note or the New Indenture Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this New Indenture.

                  Without limiting the foregoing, nothing contained in this
Article III will restrict the right of the New Indenture Trustee or the New Noteholders from taking any action to declare the El Paso Guarantee to be due and payable prior to the Maturity Date after an acceleration of the New Notes pursuant to Section 9.01 or to pursue any rights or remedies hereunder.

                  SECTION 3.03. Limitation of Guarantor's Liability. Each of the Guarantor and the New Indenture Trustee hereby confirms and, by its acceptance of a New Note issued hereunder, each New Noteholder acknowledges and agrees that it is the intention of such Person that the El Paso Guarantee not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the New Noteholders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under the El Paso Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the El Paso Guarantee not constituting such fraudulent transfer or conveyance.

                  SECTION 3.04. Subordination of Subrogation and Other Rights. The Guarantor hereby agrees that any claim against the Issuers that arises from the payment, performance or enforcement of the Guarantor's obligations under the El Paso Guarantee or this New Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to the payment or satisfaction in full of the New Notes (whether by payment, redemption or otherwise), and the Guarantor shall not institute any proceeding to enforce any such claim of the Guarantor until (x) the payment or satisfaction in full of the New Notes (whether by payment, redemption or otherwise) and (y)(i) the Redemption Date (as defined in the Investor Shareholders Agreement) or (ii) the receipt by the Class A Shareholder of the Share Purchase Option Price in accordance with Section 7.l of the Investor Shareholders Agreement.

                  SECTION 3.05. Execution and Delivery of El Paso Guarantee. To evidence its El Paso Guarantee set forth in this Article III, the Guarantor hereby agrees to execute the El Paso Guarantee in substantially the form included in Exhibits A and B, which shall be endorsed on each New Note ordered to be authenticated and delivered by the New Indenture Trustee. The Guarantor hereby agrees that its El Paso Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each New Note a notation of the El Paso Guarantee. Any such endorsement bearing the manual or facsimile signature of any individual who was at any time an Authorized Officer of the Guarantor shall bind the Guarantor, notwithstanding the fact that such individual has ceased to hold such office prior to the authentication and delivery of the New Notes or did not hold such office at the date of issuance of such New Notes. With the delivery of this New Indenture, the Guarantor is furnishing, and from time to time thereafter may furnish, an Officer's Certificate identifying and certifying the incumbency and specimen signatures of the Authorized Officers of the Guarantor. Until the New Indenture Trustee receives a subsequent Officer's Certificate of the Guarantor, the New Indenture Trustee shall be entitled to rely on the last such Officer's Certificate delivered to it for purposes of determining such Authorized Officers. Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any El Paso Guarantee endorsed on any New Note which has been duly authenticated and delivered by the New Indenture Trustee.

                  SECTION 3.06. Notice to New Indenture Trustee. The Guarantor shall give prompt written notice to the New Indenture Trustee of any fact known to the Guarantor which prohibits the making of any payment to the New Indenture Trustee in respect of the El Paso Guarantee pursuant to the provisions of this
Article III other than any agreement in effect on the date hereof.

                  SECTION 3.07. This Article Not to Prevent Events of Default. The failure by the Guarantor to make a payment on account of principal of, and premium, if any, or interest (including any accrued and unpaid Default Amount) on, the New Notes by reason of any provision of this Article will not be construed as preventing the occurrence of an Event of Default.


                                   ARTICLE IV

                                    ISSUANCE

                  SECTION 4.01. Conditions to Issuance. The issuance by the Issuers and the authentication by the New Indenture Trustee of the New Notes on initial issuance shall be subject to the satisfaction of the following conditions on or prior to the Effective Date:

                  (a) the New Indenture Trustee shall have received fully executed copies of each of the Transaction Documents to which Investor, the Co-Issuer and the Guarantor is a party (other than this New Indenture, the New Notes and the Notes);

                  (b) the New Indenture Trustee shall have received certificates from the Issuers and the Guarantor in form and substance reasonably satisfactory to it and counsel for the Dealer Manager to the effect that the representations and warranties of the Issuers and the Guarantor, as applicable, in the Transaction Documents shall be true on and as of the Effective Date as if made on and as of such date (except to the extent (i) specifically limited to an earlier date, (ii) modified to give effect to the transactions contemplated by the Transaction Documents or (iii) waived) and that the conditions precedent to the issuance of the New Notes contained in any other Transaction Document have been fulfilled (or waived);

                  (c) the New Indenture Trustee shall have received a certificate of an Authorized Officer of El Paso in form and substance reasonably satisfactory to it and counsel for the Dealer Manager to the effect that immediately before and immediately after the issuance of the New Notes on the Effective Date no Indenture Default or Event of Default shall have occurred and be continuing;

                  (d) the New Indenture Trustee shall have received Opinions of Counsel from Jones, Day, Reavis & Pogue, Walkers, special Cayman Islands counsel for Investor, and Potter Anderson & Corroon LLP, special Delaware counsel for the Co-Issuer, in form and substance reasonably satisfactory to counsel for the Dealer Manager;

                  (e) the exchange by the Issuers of the New Notes for Notes (in accordance with the Exchange Offer) will not violate any Applicable Law;

                  (f) there shall have occurred no invalidation of Section 4(2), Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the SEC or any amendment or proposed amendment thereof by the SEC which in the judgment of the Dealer Manager would materially impair the ability of the New Holders of any beneficial interest in a Global Note to acquire, hold or effect resales of the New Notes as contemplated herein;

                  (g) the New Indenture Trustee shall have received letters from Moody's rating the New Notes "Baa2" or better and S&P rating the New Notes "BBB" or better, in form and substance reasonably satisfactory to the New Indenture Trustee and the Dealer Manager;

                  (h) the New Indenture Trustee shall have received a fully executed Administrative Services Agreement signed by Investor, the Co-Issuer and the servicer named therein; and

                  (i) the New Indenture Trustee shall have received from each of Investor, the Co-Issuer and the Guarantor an Officer's Certificate attaching Organizational Documents and resolutions, if applicable, relating to the existence of the Issuers and the Guarantor, the corporate authority, as applicable, for and the validity of this New Indenture, the New Notes and the other Transaction Documents and any other matters relevant hereto, all in form and substance reasonably satisfactory to the New Indenture Trustee and counsel for the Dealer Manager.

                  SECTION 4.02. Waiver of Conditions to Issuance. If any of the foregoing conditions shall not be satisfied upon the issuance of the New Notes, such conditions shall be deemed to have been waived by the New Indenture Trustee, the Dealer Manager and each New Noteholder by its acceptance of its New Note.


                                    ARTICLE V

                                   THE ACCOUNT

                  SECTION 5.01. Establishment of New Notes Account.

                  (a) The New Indenture Trustee hereby acknowledges and agrees that it has established a single, segregated trust account, which shall be maintained at its Corporate Trust Office and which has been designated as the "New Notes Account", for the benefit of the New Noteholders and over which the New Indenture Trustee shall have exclusive control and the sole right of withdrawal. The Issuers shall not have any rights to withdraw cash or other property held in the New Notes Account. Payments shall be made from the New Notes Account only in accordance with the provisions set forth below.

                  (b) The New Indenture Trustee will give notice to the Issuers, the Guarantor and the New Noteholders of the location of the New Notes Account and of any change thereof (provided that, subject to Section 11.03, no such change shall be made without the prior approval of the Majority New Noteholders), prior to the use thereof. Any income received by the New Indenture Trustee with respect to the balance from time to time on deposit in the New Notes Account, including any interest or capital gains on investments in overnight securities made with amounts on deposit in the New Notes Account, shall be credited to the New Notes Account.

                  (c) In the event of any conflict between this Section 5.01 (or any portion thereof), any other provision of this New Indenture or any other agreement now existing or hereafter entered into, the terms of this Section 5.01 shall prevail.

                  (d) The New Indenture Trustee shall make, to the extent required or authorized hereunder, withdrawals from the New Notes Account: (i) to withdraw any amount deposited in the New Notes Account and not required to be deposited therein; and (ii) to make required payments to the parties entitled thereto pursuant to Section 5.05.

                  (e) The New Indenture Trustee shall be accountable for all funds deposited into the New Notes Account and shall pay and apply such funds, or cause such funds to be paid and applied, in accordance with the provisions of this Article V. Any amounts withdrawn under Section 5.01(d)(i) shall be paid to the party entitled to such funds.

                  (f) Any and all amounts on deposit in the New Notes Account shall, if not withdrawn on the day of deposit in accordance with this Article V, be invested by the New Indenture Trustee in Financial Investments as directed in writing by El Paso from time to time; provided that, if an El Paso Debt Obligation Repayment Event has occurred, such amounts shall be invested in Financial Investments other than El Paso Debt Obligations or any other obligations of or debt securities issued by El Paso or any of its Affiliates; provided, further, that, upon the occurrence of an El Paso Debt Obligation Repayment Event or during any Replacement Period, El Paso shall no longer have the right to direct the investment of the amounts on deposit in the New Notes Account, and such amounts shall be invested by the New Indenture Trustee in Financial Investments other than El Paso Debt Obligations or any other obligations of or debt securities issued by El Paso or any of its Affiliates.

                  SECTION 5.02. New Notes Account.

                  The New Indenture Trustee shall deposit or cause to be deposited into the New Notes Account, not later than 1:00 p.m. (New York City time) on each Note Payment Date or as otherwise contemplated in Section 5.05 (i) all amounts received by the New Indenture Trustee from the Indenture Trustee pursuant to Section 5.05 of the Indenture, (ii) all New Notes Liquidity Payments made by El Paso, as Class B Shareholder, (iii) all amounts received by the New Indenture Trustee from the Class B Shareholder pursuant to Section 14.01(a)(ii)(A) or Section 15.01(c)(i), (iv) all funds received by the New Indenture Trustee pursuant to Section 14.01(a)(ii)(B) or Section 15.01(c)(ii) and (v) all amounts received from El Paso pursuant to the El Paso Guarantee, as set forth in Article III.

                  SECTION 5.03.[Reserved].

                  SECTION 5.04.[Reserved].

                  SECTION 5.05. Payments.

                  (a) General. By 9:00 a.m. New York City time on the Business Day prior to any Semi-Annual Payment Date, the New Indenture Trustee shall give written notice to El Paso and the Issuers if the Amount Available in the New Notes Account is not sufficient to pay the Interest Amount and any New Administrative Expenses due and owing as of such Semi-Annual Payment Date (a "Shortfall Notice"), which notice shall specify the amount of the shortfall.

                  (b) Payments on Each Semi-Annual Payment Date.

                  (i) If no Shortfall Notice has been given pursuant to Section 5.05(a)(i) or if a Shortfall Notice shall have been given but the amount specified in the Shortfall Notice shall have been received by 1:00 p.m. New York City time on the applicable Semi-Annual Payment Date, by 1:00 p.m. New York City time on each Semi-Annual Payment Date, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amount in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of any New Administrative Expenses;

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders in the amount of any and all accrued and unpaid Interest Amount plus any accrued and unpaid Default Amount; and

                           third, any amounts remaining in the New Notes Account to be invested in accordance with Section 5.01(f).

                  (ii) If a Shortfall Notice has been given pursuant to Section 5.05(a)(i) above and either (a) the Class B Shareholder has made a New Notes Liquidity Payment in an amount equal to the entire amount specified in the Shortfall Notice or the amount specified in the Shortfall Notice has otherwise been received on the first, second, third, fourth or fifth Business Day after the relevant Semi-Annual Payment Date, then by 1:00 p.m. New York City time on the date such amount is received, or (b) the Class B Shareholder has not made a New Notes Liquidity Payment in an amount equal to the entire amount specified in the Shortfall Notice and the amount specified in the Shortfall Notice has not otherwise been received by 1:00 p.m. on the fifth Business Day after the relevant Semi-Annual Payment Date, then by 1:00 p.m. New York City time on such fifth Business Day after the relevant Semi-Annual Payment Date, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amount in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of any New Administrative Expenses;

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders in the amount of any and all accrued and unpaid Interest Amount plus any accrued and unpaid Default Amount; and

                           third, any amounts remaining in the New Notes Account to be invested in accordance with Section 5.01(f).

                  (iii) Each New Noteholder shall be deemed, by its acceptance of a New Note, to agree that, in case of any excess payment to it, it shall promptly remit to the New Indenture Trustee for payment in accordance with the terms of this Section 5.05 any such excess payment it has received. The New Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(b), and any remainder shall be applied in accordance with priority third of Section 5.05(b)(ii).

                  (c) Payments on the Maturity Date. By 1:00 p.m. New York City time on the Maturity Date, so long as (i) the New Notes have not been accelerated as a result of the occurrence of an Event of Default and (ii) the New Notes have not been redeemed in full, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amounts in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of New Administrative Expenses;

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders in the amount of any and all accrued and unpaid Interest Amount;

                           third, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders as a payment of principal, until such principal is reduced to zero; and

                           fourth, any amounts remaining in the New Notes Account, to the Indenture Trustee or the Fiscal Agent, as applicable, for deposit into the Collection Account pursuant to the Supplemental Indenture.

                  Each New Noteholder shall be deemed by its acceptance of a New Note to agree that, in case of any excess payment to it, it shall promptly remit to the New Indenture Trustee for payment in accordance with the terms of this
Section 5.05 any such excess payment it has received. The New Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(c), and any remainder in the New Notes Account shall be paid in accordance with priority fourth of this Section 5.05(c).

                  (d) Payments on certain Acceleration Dates, a Mandatory Redemption Date or certain Special Redemption Dates. Upon (i) the occurrence of an Event of Default and the acceleration of the New Notes as a result thereof (other than an acceleration attributable to an Event of Default described in Section 9.01(a)), (ii) a Mandatory Redemption pursuant to Article XV or (iii) a Special Redemption pursuant to Article XV (other than a Special Redemption which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture), by 1:00 p.m. New York City time on such Note Payment Date, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amounts on the applicable Note Payment Date in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of New Administrative Expenses;

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders in the amount of any and all accrued and unpaid Interest Amount plus any accrued and unpaid Default Amount;

                           third, from amounts credited to the New Notes Account, to the Paying Agent to be applied pro rata to the New Noteholders as a payment of principal, until such principal is reduced to zero; and

                           fourth, any amounts remaining in the New Notes Account, to the Indenture Trustee or the Fiscal Agent, as applicable, for deposit into the Collection Account pursuant to the Supplemental Indenture.

                  Each New Noteholder shall be deemed by its acceptance of a New Note to agree that, in case of any excess payment to it, it shall promptly remit to the New Indenture Trustee for payment in accordance with the terms of this
Section 5.05 any such excess payment it has received. The New Indenture Trustee shall promptly pay the such amounts, when received, to any party then not paid in full pursuant to this Section 5.04(d), and any remainder shall be paid in accordance with priority fourth of this Section 5.04(d).

                  (e) Payments on certain Acceleration Dates, an Optional Redemption Date or certain Special Redemption Dates. (i) On any Optional Redemption Date or any Special Redemption Date which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture, if the New Notes are to be redeemed in part by the Issuers in accordance with Article XIV or Article XV, as applicable, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amounts in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of New Administrative Expenses; and

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied to the New Noteholders in accordance with Section 14.04(a) as a payment of the Optional Redemption Price with respect to the New Notes.

                           (ii) Upon (a) an acceleration of the New Notes attributable to an Event of Default described in Section 9.01(a), (b) any Optional Redemption Date (if the New Notes are to be redeemed in full by the Issuers in accordance with Article XIV) or (c) any Special Redemption Date which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture (if the New Notes are to be redeemed in full by the Issuers in accordance with Article XV), by 1:00 p.m. New York City time on any such Note Payment Date, the New Indenture Trustee shall withdraw the Amount Available from the New Notes Account and pay such amounts in the manner and in the order of priority as follows:

                           first, from amounts credited to the New Notes Account, to the Paying Agent for the payment of New Administrative Expenses;

                           second, from amounts credited to the New Notes Account, to the Paying Agent to be applied to the New Noteholders in accordance with Section 14.04(a) as a payment of the Optional Redemption Price with respect to the New Notes; and

                           third, any amounts remaining in the New Notes Account, to the Indenture Trustee or the Fiscal Agent, as applicable, for deposit into the Collection Account pursuant to the Supplemental Indenture.

                  Each New Noteholder shall be deemed by its acceptance of a New Note to agree that, in case of any excess payment to it, it shall promptly remit to the New Indenture Trustee for payment in accordance with the terms of this
Section 5.05 any such excess payment it has received. The New Indenture Trustee shall promptly pay such amounts, when received, to any party then not paid in full pursuant to this Section 5.05(e), and the remainder shall be paid in accordance with priority third of this Section 5.05(e).

                  (f) [Reserved].

                  (g) All payments made to New Noteholders on any Semi-Annual Payment Date will be made to the New Noteholders of record at the close of business on the April 15 or October 15, as applicable, next preceding such Note Payment Date (the "Record Date").

                  (h) The New Noteholders shall be entitled to receive payments hereunder on any Note Payment Date by wire transfer to the account specified in writing by the applicable New Noteholder to the New Indenture Trustee. In each case, the account must be specified in writing no later than the Record Date for the applicable Note Payment Date on which wire transfers will commence. Unless such instruction is revoked, any such instruction made by such New Holder with respect to such New Note shall remain in effect with respect to any future payments with respect to such New Note payable to such New Holder.

                  (i) If the New Indenture Trustee shall not have received a distribution or payment with respect to the El Paso Guarantee by 5:00 p.m. New York City time on the Business Day on which demand for payment was made pursuant to Section 3.01, the New Indenture Trustee shall promptly and in no event later than 10:00 a.m. on the following Business Day give written notice thereof to the Guarantor and the New Noteholders.

                  (j) If, on any day on which a distribution under this Section
5.05 is required to be made, the New Indenture Trustee ascertains that the Amount Available in the New Notes Account is then insufficient to pay in full the amount required to be paid from the New Notes Account, then, if any investments are held in the New Notes Account, the New Indenture Trustee shall sell or otherwise liquidate all or such portion of such investments as is necessary to pay in full the required amount.

                  SECTION 5.06. Report to New Noteholders.

                  (a) Within five Business Days following every Note Payment Date commencing October 31, 2002, the New Indenture Trustee shall deliver to the Issuers, El Paso, each New Noteholder and, subject to Section 5.06(b), each owner of a beneficial interest in a Global Note who so requests a statement (an "Account Statement") setting forth the status of the New Notes Account showing, for the period covered by such statement, deposits in or withdrawals from the New Notes Account and proceeds of investments of funds in the New Notes Account. The Account Statement shall also set forth the following information:

                           (i) the amounts in the New Notes Account as of such Note Payment Date prior to giving effect to payments made on such Note Payment Date; and

                           (ii) the amounts of such funds in the New Notes
Account pursuant to Section 5.05.

                  Within a reasonable period of time after the end of each calendar year, the New Indenture Trustee will furnish to the Issuers, the Rating Agencies, each New Noteholder of record at any time during such calendar year and, subject to Section 5.06(b), each owner of a beneficial interest in a Global Note who so requests a report setting forth the aggregate amounts reported pursuant to (i) and (ii) above for such calendar year.

                  (b) With respect to the information and documents required to be delivered pursuant to clause (a) above, the New Indenture Trustee may require each owner of a beneficial interest in a Global Note requesting such information to provide evidence satisfactory to the New Indenture Trustee of such Person's interest in a Global Note before delivering the requested information to such Person.

                  (c) The New Indenture Trustee shall, subject to Article XI, use its reasonable efforts to obtain any information it is required under this New Indenture to obtain in the manner provided by this New Indenture.

                  (d) Consistent with the provisions of Section 2.08(c), the New Indenture Trustee shall (i) furnish to the New Noteholders and any taxing authority, within the time periods required by applicable law, such forms of information as is required by applicable Federal or state tax law, including, but not limited to, appropriate Forms 1099, or such equivalent forms, if necessary, and (ii) provide such other information as may be reasonably requested by any New Noteholder, at such New Noteholder's expense, to enable the New Noteholder to prepare its tax returns.

                  SECTION 5.07. Termination.

                  Upon repayment in full of the New Notes and all other amounts due and owing under this New Indenture, this New Indenture will terminate and be discharged in accordance with Article X.


                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS

                  SECTION 6.01. Representations and Warranties Each of Investor and the Co-Issuer, as applicable, represents and warrants to the New Indenture Trustee and the New Noteholders, as of the Effective Date, that:

                  (a) Existence and Power. Investor is an exempted limited liability company incorporated in the Cayman Islands, validly existing and in good standing under the laws of the Cayman Islands and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents. The Co-Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents.

                  (b) Special Purpose Status. Investor has not engaged in any activities since its incorporation (other than those incidental to its incorporation and ongoing administration and other appropriate steps in connection with the transactions contemplated by the Transaction Documents including the issuance of Investor Shares in Investor and arrangements for the payment of fees to its directors, the authorization, sale and issuance of the Notes, the New Notes and the Investor Shares, the formation and ownership of the Co-Issuer, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof, activities in connection with the Exchange Offer and consent solicitation and the activities referred to in or contemplated by the Offering Circular and Consent Solicitation Statement or such Transaction Documents) and has not paid any dividends or distributed any amounts in respect of the Investor Shares since its incorporation (other than any distributions made pursuant to Section 5.05(b) of the Indenture on any Semi-Annual Payment Date). The Co-Issuer has not engaged in any activities since its incorporation (other than those incidental to its incorporation and other appropriate corporate steps in connection with the transactions contemplated by the Transaction Documents including the issuance of stock to Investor and arrangements for the payment of fees to its directors, the authorization, sale and issuance of the Notes and the New Notes, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof, activities in connection with the Exchange Offer and consent solicitation and the activities referred to in or contemplated by the Offering Circular and Consent Solicitation Statement or such Transaction Documents) and has not paid any dividends or made any distributions since its incorporation (other than any distributions made pursuant to Section 5.05(b) of the Indenture on any Semi-Annual Payment Date).

                  (c) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by Investor of each of the Transaction Documents to which it is a party are within Investor's corporate powers, have been duly authorized by all necessary corporate action, require in respect of Investor no action by or in respect of, or filing (except Uniform Commercial Code continuation statements to be filed in the future) with, any Governmental Authority that has not been taken or made and do not contravene, or constitute a default under, any provision of Applicable Law in effect on the Effective Date or of the Investor Constitutional Documents or the Investor Shareholders Agreement or of any agreement or other instrument binding upon Investor or result in the creation or imposition of any Lien on any asset of Investor, except for Permitted Liens of the type described in clause (iii) of the definition thereof. The execution, delivery and performance by the Co-Issuer of each of the

Transaction Documents to which it is a party are within the Co-Issuer's corporate powers, have been duly authorized by all necessary action, require no corporate action by or in respect of, or filing (except Uniform Commercial Code continuation statements to be filed in the future) with, any Governmental Authority that has not been taken or made and do not contravene, or constitute a default under, any provision of Applicable Law in effect on the Effective Date or of the Co-Issuer's Certificate of Incorporation or Bylaws or of any agreement or other instrument binding upon the Co-Issuer or result in the creation or imposition of any Lien on any asset of the Co-Issuer, except for Permitted Liens of the type described in clause (iii) of the definition thereof.

                  (d) Binding Effect. Each of the Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement) to which Investor or the Co-Issuer is a party has been duly executed and delivered by Investor or the Co-Issuer, as the case may be, and, subject to the due execution and delivery by the other parties thereto, each such Transaction Document constitutes (or, in the case of the New Notes, when duly authenticated, issued and delivered in accordance with this New Indenture and the Dealer Manager Agreement, will constitute) a legal, valid and binding obligation of Investor or the Co-Issuer, as the case may be, enforceable against Investor or the Co-Issuer, as applicable, in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (e) [Reserved].

                  (f) No Consents. The execution, delivery and performance by each of Investor and the Co-Issuer of each Transaction Document (other than the Note Purchase Agreement and the Dealer Manager Agreement) to which Investor or the Co-Issuer, as the case may be, is a party and the offering of the New Notes by the Issuers in exchange for Notes (in accordance with the Exchange Offer) do not require the consent or the approval or authorization of, or any filing, registration or qualification with, any Person or any Governmental Authority on the part of either Investor or the Co-Issuer, as applicable, as a condition to such execution, delivery and performance by it as and when required that has not been obtained, given or taken except where the failure to obtain such consent, approval or authorization or make such filing, registration or qualification would not have an Issuer Material Adverse Effect.

                  (g) Litigation. There is no Proceeding pending against or, after reasonable inquiry, to the actual knowledge of any Authorized Officer of either Investor or the Co-Issuer, threatened against the Issuers before any Governmental Authority.

                  (h) Tax Claims. There is no Tax claim pending against or, after reasonable inquiry, to the actual knowledge of any Authorized Officer of either Investor or the Co-Issuer, threatened against the Issuers.

                  (i) Payment of Taxes. The Issuers have each paid all Taxes which they are required to have paid prior to the Effective Date.

                  (j) Not an Investment Company. Neither Investor nor the Co-Issuer will be required to register as an "investment company" within the meaning of the Investment Company Act, and neither will become such as a result of the issuance and sale of the New Notes or the other transactions contemplated by the Transaction Documents.

                  (k) [Reserved].

                  (l) No Conflict. Neither the issuance and delivery of the New Notes nor the consummation of any other of the transactions contemplated herein nor compliance with the provisions of this New Indenture will conflict with or result in the breach of any material term or provision of any agreements to which Investor or the Co-Issuer is a party or constitute a violation of any Applicable Law.

                  (m) [Reserved].

                  (n) Compliance. The Issuers are not in breach or violation of or in default (nor, after reasonable inquiry, to the actual knowledge of an Authorized Officer of either Investor or the Co-Issuer, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (i) their Organizational Documents, (ii) any of the Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement), (iii) any other agreements to which they are a party or (iv) any Applicable Law, the default in or the breach or violation of which in the case of clause (ii), clause (iii) and clause (iv) would have an Issuer Material Adverse Effect.

                  (o) No Defaults. To the best of the Issuers' knowledge, no Event of Default has occurred and is continuing and no condition, event or act has occurred and is continuing that with the giving of notice and/or the lapse of time and/or any determination or certification would constitute an Event of Default.

                  (p) Indebtedness. Neither Investor nor the Co-Issuer has created, assumed or incurred any Indebtedness other than the Notes and the New Notes.

                  (q) Employees, Subsidiaries. Investor has no employees and, other than the Co-Issuer, no subsidiaries and no place of business outside of the Cayman Islands. The Co-Issuer has no employees, no subsidiaries and no place of business outside of the State of Delaware.

                  (r) PUHCA. Neither Investor nor the Co-Issuer is subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company," in each case as such terms are defined in the PUHCA.

                  (s) Federal Power Act. Neither Investor nor the Co-Issuer is in the business of producing, transmitting or selling electrical power, and the principal business of each of Investor and the Co-Issuer is other than that of a "public utility" as such term is defined in Section 201 of the FPA and the orders of the FERC interpreting such section.

                  (t) Securities Act. Assuming that the representations of the initial New Noteholders relating to matters of securities law set forth in the Offering Circular and Consent Solicitation and/or Letter of Transmittal are true and correct, the exchange of the New Notes for the Notes by the Issuers in the manner contemplated by the Offering Circular and Consent Solicitation and the Dealer Manager Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof.

                  SECTION 6.02.Survival of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in
Section 6.01 shall survive the issuance of the New Notes. Upon actual knowledge by the Issuers or an Authorized Officer of the New Indenture Trustee of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to the New Noteholders.


                                   ARTICLE VII

                   COVENANTS OF THE ISSUERS AND THE GUARANTOR

                  SECTION 7.01. Covenants of the Issuers and the Guarantor. The Issuers agree with respect to themselves and, to the extent applicable, any other party to a Transaction Document (other than the Guarantor) and the Guarantor agrees with respect to itself only, as applicable, that so long as any amount payable hereunder or under any New Note remains unpaid:

                  (a) Information. The Issuers will at all times furnish to the New Indenture Trustee such information as the New Indenture Trustee may reasonably request for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or under any other Transaction Document (other than the Note Purchase Agreement and the Dealer Manager Agreement) or by operation of law.

                  (b) Reporting Requirements. The Issuers and the Guarantor shall furnish or cause to be furnished to the New Indenture Trustee, which shall furnish to El Paso, the Rating Agencies, the New Noteholders and, if so requested, to each owner of a beneficial interest in a Global Note, the following; provided that, so long as the Guarantor is subject to Section 13 or 15(d) of the Exchange Act, the Guarantor shall not be required to comply with clauses (i) and (ii) below; provided, further, that the Guarantor shall not be required to comply with clause (iv) below:

                           (i) as soon as available and in any event within 60 days after the end of the first, second and third fiscal quarters of each of Investor, the Guarantor, Topaz, Garnet and Diamond, an unaudited consolidated balance sheet of each of Investor, the Guarantor, Topaz, Garnet and Diamond as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the fiscal year ending with the last day of such quarter and beginning with the first fiscal quarter ending in 2003, setting forth in each case in comparative form corresponding unaudited figures for the corresponding fiscal period of the preceding year, if any; provided that such financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment;

                           (ii) as soon as available and in any event within 120 days after the end of each fiscal year of each of Investor, the Guarantor, Topaz, Garnet and Diamond, audited consolidated financial statements of each of Investor, the Guarantor, Topaz, Garnet and Diamond, prepared in accordance with GAAP, together with an unqualified audit opinion of PricewaterhouseCoopers LLP or another firm of independent certified public accountants of recognized national standing and an Issuers' Certificate stating, to its actual knowledge,
         (a) that no Indenture Default or Event of Default has occurred or is continuing, (b) if an Indenture Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and what action the Issuers are taking or propose to take in respect thereof and (c) that no event has occurred or remains by reason of which payments on account of the principal of or interest, if any, on any of the New Notes are prohibited or, if such event has occurred, a statement as to the nature thereof and what action the Issuers are taking or propose to take with respect thereto;

                           (iii) promptly and in any event within 10 Business Days after either Investor, the Co-Issuer or the Guarantor has actual knowledge thereof, written notice of the occurrence of any event or condition which constitutes an Indenture Default, an Event of Default or a Specified Equity Event, specifically stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto; and

                           (iv) promptly and in any event within 10 Business Days after either Investor or the Co-Issuer has actual knowledge thereof, written notice of the occurrence of any material default under any Transaction Document (other than the Note Purchase Agreement and the Dealer Manager Agreement), the commencement of any material actions, suits and other proceedings instituted against any of Investor or the Co-Issuer, or the occurrence of any event or condition that is reasonably likely to have an Issuer Material Adverse Effect.

                  With respect to the information and documents required to be delivered pursuant to this Section 7.01(b), the New Indenture Trustee may require each owner of a beneficial interest in a Global Note requesting such information to provide evidence satisfactory to the New Indenture Trustee of such Person's interest in a Global Note before delivering the requested information to such Person. Delivery of such information, documents or notices to the New Indenture Trustee shall be for informational purposes only, and the New Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuers' compliance with any of their covenants hereunder (as to which the New Indenture Trustee is entitled to rely exclusively on Issuers' Certificates).

                  (c) Maintenance of Books and Records. The Issuers will maintain their books and records in accordance with GAAP.

                  (d) [Reserved].

                  (e) Payment of Obligations. The Issuers and the Guarantor will pay and discharge in full their respective obligations hereunder, under the New Notes and under the other Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement).

                  (f) Limitation on Business Activities of Investor. Investor shall not hold any material assets (other than its interest in the Co-Issuer, its interest in Topaz, its interest in Diamond, its interests under the Transaction Documents and Financial Investments as contemplated by the Transaction Documents), become liable for any material obligations (other than the Notes and the New Notes), engage in any trade or business or conduct any business activity other than the issuance of the Investor Shares, the incurrence of indebtedness as a co-obligor of the Notes and the New Notes, the activities contemplated in this New Indenture, the Participation Agreement and any other Transaction Document and the activities incidental thereto.

                  (g) Limitation on Business Activities of the Co-Issuer. The Co-Issuer shall not hold any material assets, become liable for any material obligations (other than the Notes and the New Notes), engage in any trade or business, or conduct any business activity, other than the issuance of equity interests to Investor, the incurrence of indebtedness as a co-obligor of the Notes and the New Notes, the activities contemplated in this New Indenture and any other Transaction Document and activities incidental thereto. Investor shall not engage in any transactions with the Co-Issuer in violation of the immediately preceding sentence.

                  (h) [Reserved].

                  (i) [Reserved].

                  (j) [Reserved].

                  (k) Direction. The Issuers shall take all steps as the New Indenture Trustee may reasonably require at any time or times to give effect to the Transaction Documents; provided that any costs and expenses of taking such steps shall be included in the New Administrative Expenses due and payable on the next succeeding Note Payment Date. The Guarantor shall take all steps as the New Indenture Trustee may reasonably require at any time or times to give effect to any of its obligations under this New Indenture and the New Notes; provided that any costs and expenses of taking such steps (other than costs and expenses of the Guarantor) shall be included in the New Administrative Expenses due and payable on the next succeeding Note Payment Date.

                  (l) Conduct of Business and Maintenance of Existence. The Issuers will carry on their business in a proper and efficient manner, to the extent permitted under this New Indenture. Subject to the terms of Section 7.01(p), the Issuers will keep in full effect their legal existence, material rights

(charter, if applicable, and statutory) and material franchises as an exempted limited liability company incorporated in the Cayman Islands or corporation under the laws of the State of Delaware, as applicable, and, at the request of the New Indenture Trustee, will obtain and preserve their qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this New Indenture and to perform their respective duties under this New Indenture.

                  (m) Compliance with Laws. Each of Investor and the Co-Issuer will comply in all material respects with all Applicable Laws in the jurisdiction of its organization or incorporation except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply would not reasonably be expected to have an Issuer Material Adverse Effect.

                  (n) Investments; No Subsidiaries. Other than as contemplated by the Transaction Documents, the Issuers will not make or acquire any Investment in any Person other than, in the case of Investor, the Co-Issuer, Topaz, Diamond and Financial Investments. Without limitation of the foregoing, the Co-Issuer shall have no subsidiaries.

                  (o) Indebtedness. The Issuers will not create, assume or incur any Indebtedness other than the Notes and the New Notes.

                  (p) Consolidation or Merger. Any Person into which any of Investor or the Co-Issuer may be merged or consolidated or any Person resulting from any merger or consolidation to which any of Investor or the Co-Issuer shall be a party or any Person succeeding to the business of any of Investor or the Co-Issuer shall be the successor of Investor or the Co-Issuer, as applicable, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that each Rating Agency confirms that its then current rating on each of the New Notes shall not be withdrawn or downgraded.

                  (q) [Reserved].

                  (r) Amendment of Transaction Documents. Except for amendments, modifications and supplements to this New Indenture contemplated in Article XII, the Issuers will not agree or consent to any amendment, modification or waiver of any provision of any Transaction Document (other than the Note Purchase Agreement, the Dealer Manager Agreement, the Share Trust Agreement, the Remarketing Agreement, the El Paso Preferred Stock Certificate of Designation and the Participation Agreement) without the consent of the New Indenture Trustee acting at the written direction of the Majority New Holders unless the New Indenture Trustee receives a legal opinion of nationally recognized outside counsel experienced in structured finance (including Jones Day, Reavis & Pogue) to the effect that such amendment, modification or waiver does not materially adversely affect the rights or obligations of the New Noteholders. The Co-Issuer shall not amend or modify, or consent to amend or modify the Certificate of Incorporation of the Co-Issuer without the written consent of the Majority New Holders (except as required by law or with respect to its registered agent or office in the State of Delaware).

                  (s) Assignment of Transaction Documents. Except for assignments contemplated by this New Indenture (which shall include any assignments made in connection with any consolidation or merger permitted by
Section 7.01(p)), the Issuers will not assign their rights under any of the Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement) to which they are a party without the prior written consent of the Majority New Holders.

                  (t) Rule 144A. The Issuers and the Guarantor will furnish or cause to be furnished promptly upon the request of a New Noteholder or a prospective transferee, at any time when the Issuers or the Guarantor, as the case may be, are not subject to Section 13 or 15(d) of the Exchange Act, information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act to such New Noteholder or to a prospective transferee of a New Note or interests in such New Note designated by such New Noteholder, as the case may be, in connection with the resale pursuant to Rule 144A of such New Note or such interests by such New Noteholder; provided, however, that the Issuers and the Guarantor shall not be required to furnish such information in connection with any request made after the date which is two years after the later to occur of
(i) the Effective Date and (ii) the date such New Note was last acquired from an "affiliate" of any of Investor, the Co-Issuer or the Guarantor within the meaning of Rule 144.

                  (u) Restrictions on Certain Actions. The Issuers and the Guarantor will not take, or knowingly permit to be taken, any action that would terminate or discharge or prejudice the validity or effectiveness of any of the Transaction Documents (other than the Note Purchase Agreement, the Dealer Manager Agreement, the Share Trust Agreement, the Remarketing Agreement, the El Paso Preferred Stock Certificate of Designation and the Participation Agreement) except as permitted or contemplated by this New Indenture or the other Transaction Documents.

                  (v) Transaction Documents. Each of Investor, the Co-Issuer and the Guarantor will enter into and perform all of its material obligations under each Transaction Document (other than the Note Purchase Agreement and the Dealer Manager Agreement) to which it is a party.

                  (w) Dealings with Ownership Interests and Stock. Investor shall not issue, deliver or sell any additional shares other than the Class A Shares and the Class B Shares issued as of the Closing Date. The Co-Issuer shall not issue, deliver or sell any additional shares, except to Investor.

                  (x) Section 3(c)(7) Reminder Notice. Investor shall furnish or cause to be furnished to the New Indenture Trustee who shall furnish to the New Noteholders, simultaneously with each report required to be furnished pursuant to Section 7.01(b)(i) and (ii), a Section 3(c)(7) Reminder Notice substantially in the form attached as Exhibit E hereto.

                  (y) Transfer Restrictions. The Issuers shall not remove the Transfer Restriction Legend or the QP Legend from the New Notes at any time.

                  (z) DTC Actions. Investor shall direct DTC to take the following steps in connection with the Global Notes:

                           (i) Investor shall direct DTC to include the "3c7" marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Rule 144A Global Notes in order to indicate that sales are limited to Qualified Purchasers.

                           (ii) Investor shall direct DTC to cause each physical DTC delivery order ticket delivered by DTC to purchasers to contain the 20-character security descriptor and shall direct DTC to cause each DTC delivery order ticket delivered by DTC to purchasers in electronic form to contain the "3c7" indicator and the related user manual for participants.

                           (iii) On or prior to the Effective Date, Investor will instruct DTC to send an "Important Notice" to all DTC Participants in connection with the offering of the Global Notes. The "Important Notice" will be in substantially the form of Exhibit D hereto and will notify DTC's Participants that the Rule 144A Global Notes are Section 3(c)(7) securities.

                           (iv) Investor will request DTC to include the Global Notes in DTC's "Reference Directory" of Section 3(c)(7) offerings.

                           (v) Investor will from time to time (upon the request of the New Indenture Trustee or the Note Registrar) request DTC to deliver to Investor a list of all DTC Participants holding an interest in the Rule 144A Global Notes.

                  (aa) Bloomberg Screens, Etc. Investor will from time to time request all third-party vendors to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions on the Rule 144A Notes. Without limiting the foregoing, Investor will request that Bloomberg, L.P. include the following on each Bloomberg screen containing information about the Rule 144A Notes:

                           (i) The bottom of the "Security Display" page describing the Rule 144A Notes should state: "Iss'd Under 144A/3c7".

                           (ii) The "Security Display" page should have a flashing red indicator stating "See Other Available Information."

                           (iii) Such indicator for the Rule 144A Notes should link to an "Additional Security Information" page, which should state that the Rule 144A Notes "are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act of 1933 to persons that are both (1) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (2) qualified purchasers (as defined under Section 3(c)(7) of the Investment Company Act of 1940)."

                           (iv) The "Disclaimer" page for the New Notes should state that the New Notes "will not be and have not been registered under the Securities Act of 1933, as amended, and the Issuers have not been registered under the Investment Company Act of 1940, as amended, and these securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, and any such offer or sale of these securities must be in accordance with Section 3(c)(7) of the Investment Company Act of 1940, to the extent applicable."

                  (bb) CUSIP. Investor will cause each "CUSIP" number obtained for a Rule 144A Global Note to have an attached "fixed field" that contains "3c7" and "144A" indicators.

                  (cc) Existence. Subject to Sections 7.01(dd) and (ee), the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor.

                  (dd) Consolidation, Merger, Conveyance, Transfer or Lease. The Guarantor shall not consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to any Person, unless:

                           (i)(A) in the case of a merger, the Guarantor is the surviving entity or (B) the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Guarantor as, or substantially as, an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the New Indenture Trustee, in form reasonably satisfactory to the New Indenture Trustee, the performance or observance of every covenant, condition or other obligation of this New Indenture, the New Notes and the El Paso Guarantee on the part of the Guarantor to be performed or observed;

                           (ii) immediately after giving effect to such transaction, no Event of Default or Indenture Default exists with respect to the Guarantor's obligations under this New Indenture or the El Paso Guarantee; and

                           (iii) the Guarantor has delivered to the New
         Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, transfer or lease and the supplemental indenture required in connection with such transaction comply with this Section 7.01(dd) and Section 7.01(ee) and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (ee) Successor Substituted. Upon any consolidation of the Guarantor with, or merger of the Guarantor into, any other Person or any sale, transfer or lease of the properties and assets of the Guarantor as, or substantially as, an entirety in accordance with Section 7.01(dd), the successor Person formed by such consolidation or into which the Guarantor is merged or to which such sale, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this New Indenture, the New Notes and the El Paso Guarantee with the same effect as if such successor Person had been named originally herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this New Indenture, the New Notes and the El Paso Guarantee.

                  (ff) Limitations on Liens. The Guarantor shall not, nor shall it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, whether owned or leased on the date hereof or thereafter acquired, to secure any Debt of the Guarantor or any other Person (other than the El Paso Guarantee), without in any such case making effective provision whereby the El Paso Guarantee shall be secured equally and ratably with, or prior to, such Debt, so long as such Debt shall be so secured. This restriction shall not apply to:

                           (i) any Lien upon any property or assets of the Guarantor or any Restricted Subsidiary in existence on the Effective Date or created pursuant to an "after-acquired property" clause or similar term in existence on the Effective Date or any mortgage, pledge agreement, security agreement or other similar instrument in existence on the Effective Date;

                           (ii) any Lien upon any property or assets created at the time of acquisition of such property or assets by the Guarantor or any Restricted Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year of such acquisition;

                           (iii) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Guarantor or any Restricted Subsidiary (whether or not the obligations secured thereby are assumed by the Guarantor or any Restricted Subsidiary);

                           (iv) any Lien upon any property or assets of a Person existing thereon at the time such Person becomes a Restricted Subsidiary by acquisition, merger or otherwise;

                           (v) the assumption by the Guarantor or any Restricted Subsidiary of obligations secured by any Lien existing at the time of the acquisition by the Guarantor or any Restricted Subsidiary of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets;

                           (vi) any Lien on property to secure all or part of the costs of construction or improvements thereon or to secure Debt incurred prior to, at the time of or within one year after the completion of such construction or making of such improvements, to provide funds for any such purpose;

                           (vii) any Lien on any oil, gas, mineral and processing and other plant properties to secure the payment of costs, expenses or liabilities incurred under any lease or grant or operating or other similar agreement in connection with or incident to the exploration, development, maintenance or operation of such properties;

                           (viii) any Lien arising from or in connection with a conveyance by the Guarantor or any Restricted Subsidiary of any production payment with respect to oil, gas, natural gas, carbon dioxide, sulphur, helium, coal, metals, minerals, steam, timber or other natural resources;

                           (ix) any Lien in favor of the Guarantor or any Restricted Subsidiary;

                           (x) any Lien created or assumed by the Guarantor or any Restricted Subsidiary in connection with the issuance of Debt the interest on which is excludable from gross income of the holder of such Debt pursuant to the Code or any successor statute, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by the Guarantor or any Subsidiary;

                           (xi) any Lien upon property or assets of any foreign Restricted Subsidiary to secure Debt of that foreign Restricted Subsidiary;

                           (xii) El Paso Permitted Liens;

                           (xiii) any Lien upon any additions, improvements, replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (i) through (xii), inclusive, of this Section 7.01(ff); or

                           (xiv) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancings, refundings or replacements) of any Lien, in whole or in part, that is referred to in clauses (i) through (xiii), inclusive, of this Section 7.01(ff) or of any Debt secured thereby; provided, however, that the principal amount of Debt secured thereby shall not exceed the greater of the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement and the original principal amount of Debt so secured (plus in each case the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided, further, however, that such extension, renewal, refinancing, refunding or replacement shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property).

                  Notwithstanding the foregoing provisions of this Section 7.01(ff), the Guarantor may, and may permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure any Debt of the Guarantor or any other Person (other than the El Paso Guarantee) that is not excepted by clauses (i) through (xiv), inclusive, of this
Section 7.01(ff) without securing the El Paso Guarantee, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iv), inclusive, of Section 7.01(gg) below) does not exceed 15% of Consolidated Net Tangible Assets.

                  (gg) Restriction on Sale-Leaseback Transaction. The Guarantor shall not, nor shall it permit any Restricted Subsidiary to, engage in a Sale-Leaseback Transaction, unless:

                           (i) such Sale-Leaseback Transaction occurs within one year from the date of acquisition of the Principal Property subject thereto or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later;

                           (ii) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

                           (iii) the Guarantor or such Restricted Subsidiary would be entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the net sale proceeds from such Sale-Leaseback Transaction without securing the El Paso Guarantee; or

                           (iv) the Guarantor or such Restricted Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds from such Sale-Leaseback Transaction to (A) the repayment, redemption or retirement of Funded Debt of the Guarantor or any Subsidiary or (B) investment in another Principal Property.

                  Notwithstanding the foregoing provisions of this Section 7.01(gg), the Guarantor may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (i) through (iv), inclusive, of this Section 7.01(gg), provided that the net sale proceeds from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt (other than the El Paso Guarantee) secured by Liens upon Principal Properties not excepted by clauses (i) through (xiv), inclusive, of
Section 7.01(ff), do not exceed 15% of the Consolidated Net Tangible Assets.


                                  ARTICLE VIII

                     LIMITATION ON LIABILITY OF THE ISSUERS

                  SECTION 8.01. Liabilities of the Issuers. The Issuers shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by each of them herein.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  SECTION 9.01. Events of Default. If one or more of the following events (herein referred to as "Events of Default") (whatever the reason for such Events of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) failure by the Issuers to make (or cause to be made on their behalf) on any Note Payment Date a payment of the Interest Amount for such Note Payment Date and such failure continues for five Business Days;

                  (b) failure by the Issuers to make (or cause to be made on their behalf) principal payments on any of the New Notes when due, whether on the Maturity Date or any date set for redemption;

                  (c) failure by any of Investor, the Co-Issuer or El Paso duly to observe or to perform any other covenant of the Issuers or El Paso, as applicable, under the Closing Agreement, this New Indenture, the New Notes or the El Paso Guarantee which failure (i) materially adversely affects the rights of the New Noteholders and (ii) continues unremedied for a period of 30 days after the earlier of (A) El Paso or any of its Affiliates having actual knowledge of such default and (B) the giving of written notice of such failure to the Issuers and El Paso by the New Indenture Trustee or by any New Noteholder;

                  (d) any representation or warranty made by any of Investor, the Co-Issuer or El Paso, as applicable, in the Closing Agreement or this New Indenture or any other document delivered to the New Indenture Trustee pursuant to this New Indenture shall prove to have been incorrect in any material respect when made (or deemed made) and such misrepresentation continues to remain materially incorrect for 30 days after the earlier of (x) El Paso or any of its Affiliates having actual knowledge of such default and (y) the giving of written notice of such failure to the Issuers and El Paso by the New Indenture Trustee or by any New Noteholder;

                  (e) this New Indenture, the New Notes or the Closing Agreement cease to be the legally valid and enforceable obligation of any of Investor, the Co-Issuer or El Paso, as the case may be, which cessation (x) materially adversely affects the rights of the New Noteholders and (y) continues for 30 days after the earlier of (A) El Paso or any of its Affiliates having actual knowledge thereof and (B) the giving of written notice of such cessation to the Issuers and El Paso by the New Indenture Trustee or by any New Noteholder;

                  (f) the El Paso Guarantee shall for any reason cease to be, or shall be asserted in writing by the Guarantor not to be, in full force and effect and enforceable in accordance with its terms; provided that if, within one Business Day after the earlier of (A) El Paso or any of its Affiliates having actual knowledge of such cessation and (B) the giving of written notice of such cessation to the Issuers and El Paso by the New Indenture Trustee or by any New Noteholder, the Guarantor delivers written notice to the New Indenture Trustee that the Guarantor intends to deliver a valid and effective guarantee having the same economic effect as the El Paso Guarantee set forth in Article III, or to reinstate the El Paso Guarantee, as soon as possible, then an Event of Default shall not exist pursuant to this Section 9.01(f) unless the Guarantor shall fail to deliver such guarantee or reinstate the El Paso Guarantee within four Business Days after the delivery of such written notice of the Guarantor's intent;

                  (g) the rendering of any final money judgment, enforceable in any competent court, against any of Investor or the Co-Issuer, and such judgment shall not be discharged or dismissed or execution thereon stayed within 60 days after entry;

                  (h) the occurrence of any default in the payment when due of interest on or principal of any El Paso Debt Obligation, and such default continues unremedied for five Business Days after the earlier of (x) El Paso or any of its affiliates having actual knowledge of such default and (y) the giving of written notice of such default to the Issuers and El Paso by the New Indenture Trustee or by any New Noteholder;

                  (i) any of Investor, the Co-Issuer or El Paso becomes an investment company required to be registered under the Investment Company Act, provided that, if any such person becomes a transient investment company exempt from registration pursuant to Rule 3a-2 of the Investment Company Act, it shall not be an Event of Default;

                  (j) the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief with respect to any of Investor, the Co-Issuer or El Paso and, in the case of any such involuntary proceeding with respect to El Paso, such proceeding has not been terminated within 60 days after commencement; and

                  (k) the failure by El Paso to make any payment on any (i) indebtedness for money borrowed by El Paso, (ii) obligation of El Paso (other than any trade payable obligation which shall not have remained unpaid for 91 days or more from the original due date thereof) to pay the deferred purchase price of property or services or (iii) obligation of El Paso as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases (it being agreed that for all purposes hereof, where any such indebtedness or obligation is made jointly, or jointly and severally, with any third party or parties other than any consolidated subsidiary, the amount thereof shall be the pro rata portion thereof payable by El Paso, so long as such third party or parties have not defaulted on its or their joint and several portions thereof), in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) which failure continues after any applicable grace period, which defaulted payment amount in the aggregate exceeds $200,000,000 in principal amount;

then (x) the New Indenture Trustee, at the written direction of the holders of at least 25% of the aggregate principal amount of the Outstanding New Notes in their sole and absolute discretion, shall deliver a written notice substantially in the form of Exhibit F hereto (a "Default Notice") to the Issuers and El Paso, which shall specifically state that it is a Default Notice, (y) the New Indenture Trustee, by notice in writing to the Issuers and El Paso, shall declare the principal of all the New Notes and the unpaid interest accrued thereon to be due and payable immediately, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Issuers and the Guarantor, upon (i) in the case of an Event of Default described in clause (a), (b), (h) or (k), the written direction of the holders of at least 25% of the aggregate principal amount of the Outstanding New Notes and (ii) in the case of any Event of Default other than an Event of Default described in clause (j) or of the type described in the immediately preceding clause (i), the written direction of the holders of at least 50% of the aggregate principal amount of the Outstanding New Notes and (z) in the case of an Event of Default described in clause (j), the principal of all the New Notes and the unpaid interest accrued thereon shall automatically become due and payable immediately; provided that following the occurrence of an Event of Default described in clause (a), such payment will be at the Optional Redemption Price.

                  SECTION 9.02. Application of Proceeds. Any moneys collected by the New Indenture Trustee pursuant to this Article, from and after an Acceleration Date, together with all moneys at the time on deposit in the New Notes Account, shall be applied in accordance with the provisions of Section 5.05(d) or 5.05(e), as applicable, at the date or dates fixed by the New Indenture Trustee.

                  SECTION 9.03. Waiver of Past Events of Default. Prior to the declaration of the acceleration of the New Notes as provided in Section 9.01, the Majority New Holders may on behalf of the holders of all the New Notes waive any past Indenture Default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal of or interest on any of the New Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the New Holder of each New Note affected. In the case of any such waiver, the Issuers, the Guarantor, the New Indenture Trustee and the New Holders of the New Notes shall be restored to their former positions and rights hereunder, respectively, and the relevant Indenture Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this New Indenture; but no such waiver shall extend to any subsequent or other Indenture Default or Event of Default or impair any right consequent thereon.

                  SECTION 9.04. Provisions Relating to Recourse for the New Notes. The New Indenture Trustee shall not take any of the actions described in this Section 9.04 until the occurrence of an

Event of Default and the acceleration of the New Notes as a result thereof. Upon the occurrence of an Event of Default and the acceleration of the New Notes as a result thereof, the New Indenture Trustee shall deliver a written notice to the Issuers, El Paso and the New Noteholders, and the New Notes will be subject to payment or redemption in accordance with Section 5.05 and Article XV.

                  (a) [Reserved].

                  (b) [Reserved].

                  (c) New Indenture Trustee's Actions in Event of Proceedings. Any time the New Indenture Trustee is entitled under this New Indenture to institute Proceedings to enforce this New Indenture, the New Notes or its rights under the other Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement) the following shall be applicable:

                           (i) subject to Section 2.05(f), the New Indenture Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered to institute any Proceedings to recover judgment against the Issuers or the Guarantor on this New Indenture, the New Notes or the El Paso Guarantee for the whole amount due and unpaid hereunder or thereunder and may prosecute any such claims or Proceedings to judgment or final decree against the Issuers, the Guarantor or such other party and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any Proceedings for the enforcement of any of the New Indenture Trustee's rights or the rights of the New Holders under this New Indenture, and such power of the New Indenture Trustee shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this New Indenture;

                           (ii) subject to Section 2.05(f) and except as required by applicable law or the terms of such judgment or final decree, no recovery of any judgment or final decree by the New Indenture Trustee and no levy of any execution under any such judgment upon any of the Recourse for the Notes shall in any manner or to any extent affect the El Paso Guarantee or any rights, powers or remedies of the New Indenture Trustee, but the El Paso Guarantee and all such rights, powers and remedies shall continue unimpaired as before;

                           (iii) the New Indenture Trustee in its own name, or as trustee of an express trust, as the case may be, or in any one or more of such capacities, shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the New Indenture Trustee and of the New Noteholders (whether such claims be based upon the provisions of such New Notes or of this New Indenture) allowed in any receivership, insolvency, bankruptcy, moratorium, liquidation, readjustment, reorganization or any other Proceedings relative to the Issuers, the Guarantor or the creditors of the Issuers or the Guarantor, as the case may be, and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial or other proceeding is hereby authorized to make such payments to the New Indenture Trustee and, in the event that the New Indenture Trustee shall consent to the making of such payments directly to the New Noteholders, to pay to the New Indenture Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the New Indenture Trustee, its agents and counsel;

                           (iv) subject to Section 11.01(b), all rights of action and of asserting claims under this New Indenture or under any of the New Notes enforceable by the New Indenture Trustee may be enforceable by the New Indenture Trustee to the extent permitted by law without possession of any of such New Notes or the production thereof at the trial or other Proceedings relative thereto; and

                           (v) in case the New Indenture Trustee shall have proceeded to enforce any right under this New Indenture by suit, foreclosure after judgment or otherwise and such Proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the New Indenture Trustee, then in every such case the Issuers, the Guarantor and the New Indenture Trustee shall, to the extent permitted by law, be restored without further act to their respective former positions and rights hereunder, and all rights, remedies and powers of the New Indenture Trustee shall continue as though no such proceedings had been taken, except to the extent determined in litigation adversely to the New Indenture Trustee.

                  (d) Waiver of Appraisement, Valuation and Stay. To the extent they may lawfully do so, the Issuers and the Guarantor for themselves and for any Person who may claim through or under any of them hereby:

                           (i) agree that neither they nor any such Person will plead, claim or in any manner whatsoever take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder any remedy available with respect to the Recourse for the Notes as provided herein or therein; and

                           (ii) waive all benefit or advantage of any such laws.

                  (e) Bankruptcy. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Proceeding relative to the Issuers, the Guarantor or the property of the Issuers, the Guarantor or their respective creditors, the New Indenture Trustee (irrespective of whether the principal of the New Notes shall then be due and payable as herein or therein expressed or by declaration or otherwise and irrespective of whether the New Indenture Trustee shall have made any demand on the Issuers or the Guarantor or for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the New Notes or in respect of the El Paso Guarantee, as applicable, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the New Indenture Trustee (including any claims for the reasonable compensation, expenses, disbursements and advances of the New Indenture Trustee, its agents and counsel) and of the New Holders allowed in such Proceeding; and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such Proceeding is hereby authorized by each New Holder to make such payments to the New Indenture Trustee and, in the event that the New Indenture Trustee shall consent to the making of such payments directly to the New Holders, to pay the New Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the New Indenture Trustee, its agents and counsels and any other amounts due the New Indenture Trustee.

                  Nothing herein contained shall be deemed to authorize the New Indenture Trustee to authorize or consent to or accept or adopt on behalf of any New Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting any of the New Notes or the rights of any New Holder thereof or to authorize the New Indenture Trustee to vote in respect of the claim of any New Holders in any such proceeding.

                  (f) Remedies Cumulative; Delay or Omission Not a Waiver. To the extent permitted by law, every remedy given hereunder to the New Indenture Trustee or to any of the New Noteholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. The New Indenture Trustee may exercise all or any of the powers, rights or remedies given to it hereunder or which may be now or hereafter given by statute, law, equity or otherwise, in its absolute discretion. No course of dealing between or among the Issuers, the Guarantor and/or the New Indenture Trustee or the New Noteholders or any delay or omission of the New Indenture Trustee or of the New Holders to exercise any right, remedy or power accruing upon any Event of Default shall impair any right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right of the New Indenture Trustee or of any New Holder or acquiescence therein, and every right, remedy and power given hereunder to the New Indenture Trustee or to the New Holders may, to the extent permitted by law, be exercised from time to time and as often as may be deemed expedient by the New Indenture Trustee or by the New Holders.


                                    ARTICLE X

     SATISFACTION AND DISCHARGE OF NEW INDENTURE; NOTICE OF CERTAIN EVENTS;
                                UNCLAIMED MONEYS

                  SECTION 10.01. Satisfaction and Discharge of New Indenture. If at any time (a) the Issuers or the Guarantor shall have paid or caused to be paid in full the principal of, and premium, if any, and interest on, all the Outstanding New Notes hereunder or (b) the Issuers shall have delivered to the New Indenture Trustee for cancellation all Outstanding New Notes theretofore authenticated, the New Indenture Trustee, at the reasonable cost and expense of the Issuers, shall execute proper instruments acknowledging the satisfaction of and discharging this New Indenture and shall deliver such instruments to El Paso and Investor. The Issuers and the Guarantor, jointly and severally, agree to reimburse or cause the reimbursement of the New Indenture Trustee for any documented costs or expenses thereafter reasonably and properly incurred and to compensate the New Indenture Trustee for any services thereafter reasonably and properly rendered by the New Indenture Trustee in connection with this New Indenture or the New Notes.

                  SECTION 10.02. [Reserved].

                  SECTION 10.03. Repayment of Moneys and Transfer of Eligible Investments Held by New Indenture Trustee. Following the satisfaction and discharge of this New Indenture, all moneys and Financial Investments then held by the New Indenture Trustee under the provisions of this New Indenture (including all moneys and Financial Investments then held in the New Notes Account) shall be promptly repaid or, as the case may be, assigned or transferred (i) to the Indenture Trustee or the Fiscal Agent, as applicable, prior to the Indenture Termination Date or (ii) to the Class B Shareholder on or after the Indenture Termination Date, and thereupon the New Indenture Trustee shall be released from all further liability with respect to such moneys and such Financial Investments.

                  SECTION 10.04. Return of Moneys Held by New Indenture Trustee. Any moneys deposited with or paid to the New Indenture Trustee or any Paying Agent in trust for the payment of the principal of, and premium, if any, or interest on, any New Note and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any or interest shall have become due and payable shall be repaid to or for the account of (i) the Indenture Trustee or the Fiscal Agent, as applicable, prior to the Indenture Termination Date or (ii) the Class B Shareholder, on or after the Indenture Termination Date, in each case, by the New Indenture Trustee, the receipt of such repayment to be confirmed promptly in writing by or on behalf of (i) the Indenture Trustee or the Fiscal Agent, as applicable, or (ii) the Class B Shareholder, as applicable, and, to the extent permitted by law, the New

Holder of such New Note shall thereafter look only to the Issuers and the Guarantor for any payment which such New Holder may be entitled to collect, and all liability of the New Indenture Trustee or such Paying Agent with respect to such moneys shall thereupon cease.

                  SECTION 10.05. [Reserved].


                                   ARTICLE XI

                      CONCERNING THE NEW INDENTURE TRUSTEE

                  SECTION 11.01. Duties of the New Indenture Trustee; Certain Rights of the New Indenture Trustee.

                  (a) The Bank of New York agrees to act, and is hereby appointed by the Issuers to act, as the New Indenture Trustee under this New Indenture. The New Indenture Trustee is hereby authorized and empowered after the acceleration of the New Notes in accordance with this New Indenture, to the extent permitted under and in compliance with the Transaction Documents and applicable law and regulations, to commence enforcement proceedings with respect to the Recourse for the Notes.

                  (b) The New Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this New Indenture and the other Transaction Documents to which it is a party, and no implied duties shall be read into this New Indenture or the other Transactions Documents. Neither the New Indenture Trustee, its agents nor its Affiliates shall be liable for any act or omission made in connection with this New Indenture or the other Transaction Documents except in the case of its gross negligence, bad faith or willful misconduct. In furtherance, and not in limitation, of the New Indenture Trustee's rights, duties and protections hereunder and unless otherwise specifically provided in this New Indenture, the New Indenture Trustee shall (subject to the terms hereof and of the other Transaction Documents) grant such consents, make such requests and determinations and take or refrain from taking such actions (including, without limitation, actions with respect to an Event of Default, of which the New Indenture Trustee has written notice or actual knowledge) as are permitted (but not expressly required) to be granted, made or taken by the New Indenture Trustee under the Transaction Documents, as the Majority New Holders shall direct in writing. No provision of this New Indenture shall be construed to relieve the New Indenture Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this New Indenture or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                           (i) the duties and obligations of the New Indenture Trustee shall be determined solely by the express provisions of this New Indenture, the New Indenture Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this New Indenture, no implied covenants, duties or obligations shall be read into this New Indenture against the New Indenture Trustee and the New Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the New Indenture Trustee and conforming to the requirements of this New Indenture which it reasonably believes in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                           (ii) the New Indenture Trustee shall not be personally liable for an error of judgment made in good faith by an Authorized Officer or Authorized Officers of the New Indenture Trustee, unless the New Indenture Trustee was grossly negligent or acted in bad faith or with willful misfeasance;

                           (iii) the New Indenture Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority New Noteholders or the Issuers, relating to the time, method and place of conducting any proceeding for any remedy available to the New Indenture Trustee, or exercising any trust or power conferred upon the New Indenture Trustee, under this New Indenture; and

                           (iv) no provision of this New Indenture or the other Transaction Documents shall require the New Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

                  (c) If an Event of Default shall have occurred and be continuing, the New Indenture Trustee shall exercise the same degree of care in exercising the rights and powers vested in it hereunder as a prudent person would exercise or use under the same circumstances in the conduct of such person's own affairs.

                  (d) Certain Rights of New Indenture Trustee.

                           (i) The New Indenture Trustee may request and rely upon, and shall be protected in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, guaranty or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, but the New Indenture Trustee in its sole discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

                           (ii) The New Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this New Indenture or any of the other Transaction Documents at the request, order or direction of any of the New Holders, including the Majority New Holders, pursuant to the provisions of this New Indenture or any of the other Transaction Documents, unless (A) such request, order or direction shall not be in conflict with any Applicable Law or this New Indenture or expose the New Indenture Trustee to any personal liability for which it is not, in its sole discretion, adequately indemnified and
         (B) such New Holders or other entities shall have furnished to the New Indenture Trustee reasonable security or indemnity reasonably satisfactory to the New Indenture Trustee (including reasonable advances) against the costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) which might be incurred therein or thereby;

                           (iii) As a condition to the taking or omitting of any action by it hereunder, the New Indenture Trustee may consult with counsel, accountants or other experts and the advice of such counsel, accountants or other experts or any Opinion of Counsel or Officer's Certificate shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                           (iv) For all purposes under this New Indenture, the New Indenture Trustee shall not be deemed to have notice or knowledge of any Indenture Default, Event of Default or Specified Equity Event (other than the Events of Default specified in Section 9.01(a) and (b)) unless an Authorized Officer of the New Indenture Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of such an Indenture Default, Event of Default or Specified Equity Event is received by the New Indenture Trustee at the Corporate Trust Office and such notice references the New Notes generally, the Issuers, the El Paso Guarantee or this New Indenture; and

                           (v) In no event shall the New Indenture Trustee be liable for the selection of investments or investment losses incurred thereon. The New Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity other than as a result of its negligence, bad faith or willful misconduct.

                  (e) In the event that the New Indenture Trustee is also acting as a Paying Agent and/or Registrar hereunder, the rights and protection afforded to the New Indenture Trustee pursuant to this Article XI shall also be afforded to such Paying Agent and/or Registrar.

                  SECTION 11.02. Performance of New Indenture Trustee's Duties.

                  (a) Neither the New Indenture Trustee nor its agents shall be liable to any Person for any delay in or failure of payment or for any nonperformance or default on the part of any party (other than the New Indenture Trustee) under the Transaction Documents other than as a result of its negligence, bad faith or willful misconduct.

                  (b) Subject to Section 2.05(f), the New Indenture Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents, act by Authorized Officers or an Authorized Officer of the New Indenture Trustee or its Affiliates, and the New Indenture Trustee may also whenever it deems it expedient in the interests of the New Noteholders, whether by power of attorney or otherwise, delegate to any Person or fluctuating body of Persons all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents, and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to subdelegate) as the New Indenture Trustee may deem fit, and it shall not in any way or to any extent be responsible for any loss incurred by any misconduct or default on the part of such delegate or subdelegate; provided that the New Indenture Trustee shall exercise reasonable care in the selection of such delegate and, subject to
Section 11.03, shall continue to be responsible for the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Transaction Documents. The New Indenture Trustee shall give prompt notice to the Issuers and El Paso of the appointment (and termination thereof) of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice to the Issuers and El Paso of any subdelegate.

                  (c) Neither the New Indenture Trustee nor any director or officer of the New Indenture Trustee shall be precluded from underwriting, guaranteeing the subscription of or subscribing for some or all of the New Notes with or without a commission or other remuneration or from purchasing or otherwise acquiring, holding, dealing in or disposing of the New Notes or any of them or any notes, bonds, debentures, debenture stock, shares or securities whatsoever of, or from acting as banker (including, without limitation, engaging in normal banking, trust and investment banking business), paying agent or process agent for or with, the Issuers and any Affiliate thereof or from otherwise at any time contracting or entering into any financial or other transactions with the Issuers or any Affiliate thereof or from accepting and holding the office of indenture trustee for the holders of any securities of the Issuers or any Affiliate thereof.

                  SECTION 11.03. Resignation and Removal; Appointment of Successor New Indenture Trustee.

                  (a) The New Indenture Trustee (i) may resign and be discharged of the trust created by this New Indenture by giving 30 days' written notice to the Issuers, the New Holders and the Guarantor and (ii) shall resign if it fails to meet the requirements of Section 11.09, and such resignation shall take effect upon receipt by the New Indenture Trustee of an instrument of acceptance of appointment executed by a successor New Indenture Trustee as herein provided in Section 11.04.


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

                  (b) The New Indenture Trustee may be removed for cause upon written notice by the Majority New Holders delivered to the New Indenture Trustee, the Issuers and El Paso.

                  (c) If at any time the New Indenture Trustee shall resign or be removed or otherwise become incapable of acting or if at any time a vacancy shall occur in the office of the New Indenture Trustee for any other cause, Investor shall use its best efforts to locate and recommend a qualified successor New Indenture Trustee or New Indenture Trustees, and a successor New Indenture Trustee or New Indenture Trustees may be appointed by Investor (whether or not such successor or successors shall have been located or recommended by Investor) upon written notice to the New Noteholders and the New Indenture Trustee. In the event that no such successor New Indenture Trustee (or New Indenture Trustees) is appointed by Investor within 30 days after the giving of a notice of resignation, the New Indenture Trustee may request a court to make such appointment. Every successor New Indenture Trustee appointed pursuant to this Section 11.03 shall be a corporation or association organized under the law of the United States or any State thereof having a corporate trust department and a combined capital and surplus of at least $150,000,000 and a long-term debt rating of at least "A3" by Moody's and at least "A-" by S&P and Fitch and otherwise satisfying the criteria set forth in Section 11.09, if there be such an institution willing and able to accept the trust upon reasonable or customary terms.

                  SECTION 11.04. Acceptance of Appointment by Successor New Indenture Trustee. Any successor New Indenture Trustee appointed as provided in
Section 11.03 shall execute, acknowledge and deliver to the Issuers and to its predecessor New Indenture Trustee an instrument accepting such appointment hereunder, and, subject to the provisions of Section 11.03, thereupon the resignation or removal of the predecessor New Indenture Trustee shall become effective and such successor New Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as New Indenture Trustee herein; but, nevertheless, at the written direction of the Majority New Holders or written request of the successor New Indenture Trustee, the New Indenture Trustee ceasing to act shall execute and deliver an instrument transferring to such successor New Indenture Trustee all the rights and powers of the New Indenture Trustee so ceasing to act.

                  SECTION 11.05. Merger or Consolidation of New Indenture Trustee. Any corporation into which the New Indenture Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the New Indenture Trustee shall be a party shall be the successor of the New Indenture Trustee hereunder; provided that such corporation shall be qualified under the provisions of
Section 11.03(c), without the execution or filing of any paper or any further act on the part of any of the parties hereto or the holders, notwithstanding anything contained herein to the contrary.

                  SECTION 11.06. Certain Procedural Matters. Subject to Sections 2.05(f) and 13.01, the New Indenture Trustee, in its own name and as New Indenture Trustee of an express trust, at the written direction of the Majority New Holders, shall be entitled and empowered to institute any Proceeding for the collection of any amounts due and unpaid or the enforcement of any other rights of the holders and prosecute any such action or proceeding to judgment or final decree.

                  SECTION 11.07. New Indenture Trustee Fees and Indemnification.

                  (a) The Issuers and the Guarantor, jointly and severally, covenant and agree to pay or reimburse the New Indenture Trustee upon its request for the New Indenture Trustee Fee and the documented expenses, disbursements and advances reasonably and properly incurred or made by the New Indenture Trustee in accordance with any of the provisions of this New Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel required or permitted to be obtained by the Indenture Trustee) ("New Indenture Trustee

Expenses"), except that the Issuers and the Guarantor shall not pay or reimburse the New Indenture Trustee for any expense, disbursement or advance as may arise from the gross negligence, willful misfeasance or bad faith of the New Indenture Trustee or the Person to be indemnified. The New Indenture Trustee agrees that all New Indenture Trustee Fees and New Indenture Trustee Expenses are for the account of the Issuers and the Guarantor, and it shall have no Lien or claim on the Recourse for the Notes in respect thereof. The New Indenture Trustee and any director, officer, employee or agent of the New Indenture Trustee shall be indemnified by the Issuers and the Guarantor, jointly and severally, and held harmless against any loss, liability, claim or expense incurred in connection with any legal action or claim, including any pending or threatened legal action or claim, relating to this New Indenture or the New Notes or the performance of any of the New Indenture Trustee's duties hereunder, other than any loss, liability, claim or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided that (i) with respect to any such legal action the New Indenture Trustee shall have given the Issuers and the Guarantor written notice thereof promptly after the New Indenture Trustee shall have written notice or actual knowledge thereof and (ii) the Issuers and the Guarantor shall defend such legal action and the New Indenture Trustee shall cooperate and consult fully with the Issuers and the Guarantor in preparing such defense; provided, however, that any failure to notify the Issuers and the Guarantor of such legal action shall not diminish the obligations of the Issuers and the Guarantor hereunder. Such indemnity shall survive the termination or discharge of this New Indenture and the resignation or removal of the New Indenture Trustee. Any payment in respect of the New Indenture Trustee Fee, New Indenture Trustee Expenses or the foregoing indemnity made by the Issuers and/or the Guarantor to the New Indenture Trustee shall be from the Issuers' and/or the Guarantor's own funds, without reimbursement from the Recourse for the Notes therefor.

                  (b) The New Indenture Trustee shall be required to pay all expenses, except as expressly provided herein, incurred by it or its agents in connection with its activities hereunder and shall be entitled to reimbursement therefor as provided in this Section 11.07. The New Indenture Trustee shall in no event acquire any claim against the New Noteholders, the Issuers or the Guarantor by reason of non-receipt of any fees and expenses, and the New Indenture Trustee shall, unless and until the effective date of any resignation of the New Indenture Trustee under Section 11.03, continue to perform its obligations hereunder notwithstanding such non-receipt. When the New Indenture Trustee incurs expenses or renders services in connection with an Event of Default described in Section 9.01(j), such expenses (including the reasonable fees and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

                  SECTION 11.08. Information. The New Indenture Trustee will promptly deliver to the New Noteholders, the Rating Agencies and El Paso any notices, including notices of Events of Default, financial statements, officer's certificates or other forms of communication that it receives pursuant to the terms of this New Indenture.

                  SECTION 11.09. Eligibility Requirements for New Indenture Trustee. The New Indenture Trustee hereunder shall at all times be a corporation or association having a corporate trust office in the State of Delaware or New York and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers
(i) having a combined capital and surplus of at least $150,000,000, (ii) having a long-term debt rating of at least "A3" by Moody's and at least "A-" by S&P and Fitch and (iii) subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.09 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the New Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 11.09, the New Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 11.03.

                  SECTION 11.10. New Indenture Trustee Not Liable for New Notes. The recitals contained herein shall be taken as the statements of the Issuers, and the New Indenture Trustee assumes no responsibility for their correctness. Except for the Certificate of Authentication on the New Notes, the New Indenture Trustee makes no representations as to the validity or sufficiency of the New Notes or any related Transaction Documents. The New Indenture Trustee shall be responsible for any funds that may be deposited with it pursuant to Section 5.02 and for payment of amounts deposited therein in accordance with Section 5.05. The New Indenture Trustee shall have no duty to monitor the performance of the Issuers nor shall it have any liability in connection with the malfeasance or nonfeasance by the Issuers. The New Indenture Trustee shall have no liability in connection with compliance by the Issuers with statutory or regulatory requirements related to the Transaction Documents or any related instrument or agreement.

                  SECTION 11.11. New Indenture Trustee May Own New Notes. The Bank of New York, in its capacity as the New Indenture Trustee, in its individual or in any other capacity, and any of its Affiliates may become the owner or pledgee of New Notes with the same rights as it would have if it were not the New Indenture Trustee.

                  SECTION 11.12. Maintenance of Office or Agency. The New Indenture Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where New Notes may be surrendered for payment, registration of transfer or exchange and where notices and demands to or upon the New Indenture Trustee in respect of the New Notes and this New Indenture may be served. The New Indenture Trustee will give prompt written notice to the New Noteholders of any change in the location of the Note Register or any such office or agency.

                  SECTION 11.13. Appointment of Co-Indenture Trustee. The New Indenture Trustee, with the consent of the Issuers and only for the purpose of meeting the legal requirements, if any, of certain jurisdictions, shall have the power to appoint co-indenture trustees. In the event of such appointment, all rights, powers and duties and obligations conferred or imposed upon the New Indenture Trustee by this New Indenture will be conferred or imposed upon the co-indenture trustee and such co-indenture trustee jointly or, in any jurisdiction where the New Indenture Trustee is incompetent or unqualified to perform certain acts, singly shall exercise and perform such rights, powers, duties and obligations solely at the discretion of the New Indenture Trustee.

                  SECTION 11.14. [Reserved].

                  SECTION 11.15. [Reserved].

                  SECTION 11.16. [Reserved].

                                   ARTICLE XII

                           SUPPLEMENTAL NEW INDENTURES

                  SECTION 12.01. Supplemental New Indentures Without Consent of New Noteholders. The Issuers, the Guarantor and the New Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to cure any ambiguity or to correct or supplement any provision contained herein, in the New Notes or the El Paso Guarantee or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in the New Notes or in any supplemental indenture;

                  (b) to make such other provisions in regard to matters or questions arising under this New Indenture, the New Notes or the El Paso Guarantee or any supplemental indenture as the Issuers, the Guarantor and the New Indenture Trustee may deem necessary or desirable and which shall not adversely affect the rights or obligations of the New Noteholders;

                  (c) to secure the El Paso Guarantee pursuant to the requirements of Section 7.01(ff) or otherwise;

                  (d) in accordance with Section 7.01(dd) only, to evidence the succession of another Person to the Guarantor and the assumption by any such successor of the covenants of the Guarantor herein, in the New Notes and in the El Paso Guarantee; or

                  (e) to add to the covenants of the Guarantor or the Events of Default relating to the Guarantor for the benefit of the New Holders of the New Notes or to surrender any right or power herein conferred upon the Guarantor.

                  The New Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the New Indenture Trustee shall not be obligated to enter into any such supplemental indenture which affects the New Indenture Trustee's own rights, duties or immunities under this New Indenture, the other Transaction Documents or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the New Notes at the time Outstanding, notwithstanding any of the provisions of
Section 12.02.

                  SECTION 12.02. Supplemental New Indentures With Consent of New Noteholders. With the consent (evidenced as provided in Article XIII) of the Majority New Holders, the Issuers, the Guarantor and the New Indenture Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this New Indenture, the New Notes or the El Paso Guarantee endorsed thereon or any supplemental indenture or of modifying in any manner the rights of the holders of the New Notes; provided that no such supplemental indenture shall (a) extend the final maturity of any New Note or the time of payment of any principal thereof or reduce the principal amount thereof or any premium thereon or extend the time of payment of any interest thereon or reduce any amount payable on redemption thereof or reduce the amount of principal that would be due and payable upon the occurrence of an Event of Default or impair or affect the rights of any New Noteholder to institute suit for the payment thereof, (b) increase or decrease the Note Rate,
(c) reduce any amount required to be collected or retained in the New Notes Account, (d) reduce the aforesaid percentage of New Notes the consent of the New Holders of which is required for any supplemental indenture or (e) release the Guarantor from its obligations under the El Paso Guarantee, other than in accordance with this New Indenture, in each case without the consent of the holders of each New Note so affected.

                  Upon the request of the Issuers, accompanied by a copy of the supplemental indenture, and upon the filing with the New Indenture Trustee of evidence of the consent of the Majority New Holders or any greater percentage of New Holders as required by this Section 12.02 and other documents, if any, required by this Section 12.02, the New Indenture Trustee shall join with the Issuers and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the New Indenture Trustee's own rights, duties or immunities under this New Indenture or otherwise, in which case the New Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the New Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 12.03. Effect of Supplemental New Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this New Indenture and the New Notes (including the El Paso Guarantee endorsed thereon) shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this New Indenture of the New Indenture Trustee, the Issuers, the Guarantor and the New Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this New Indenture for any and all purposes.

                  SECTION 12.04. Documents to Be Given to New Indenture Trustee. The New Indenture Trustee, subject to the provisions of Sections 12.01 and 12.02, shall be entitled to receive one or more Officer's Certificate or Certificates and Opinion or Opinions of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this New Indenture.

                  SECTION 12.05. Notation on New Notes in Respect of Supplemental New Indentures. New Notes (including the El Paso Guarantee endorsed thereon) authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form and manner approved by the New Indenture Trustee as to any matter provided for by such supplemental indenture. If the Issuers shall so determine, new New Notes (including the El Paso Guarantee endorsed thereon) so modified as to conform to any modification of this New Indenture contained in any such supplemental indenture may be prepared by the Issuers at their expense, authenticated by the New Indenture Trustee and delivered in exchange for the New Notes then Outstanding.


                                  ARTICLE XIII

                           CONCERNING THE NEW HOLDERS

                  SECTION 13.01. Control by Majority New Holders. Subject to the provisions of Section 2.05(f), the Majority New Noteholders shall have the right to direct the New Indenture Trustee, in writing, to direct the time, method and place of conducting any proceeding for any remedy available to the New Indenture Trustee or exercising any trust or power conferred on the New Indenture Trustee; provided that to the extent that both (i) the Noteholders and/or the Class A Shareholder and (ii) the New Noteholders have given directions with respect to the Asset Remedy or in the case of the New Noteholders, asset sales in accordance with Section 2.05(f) of this New Indenture, the directions given by the Noteholders or the Class A Shareholder (as determined pursuant to the Indenture) shall govern; provided further that:

                  (a) the New Indenture Trustee shall not be required to act if the New Indenture Trustee shall have received an Opinion of Counsel that the action so directed may not lawfully be taken or would be in conflict with this New Indenture;

                  (b) if the payment within a reasonable time to the New Indenture Trustee of the reasonable costs, expenses or liabilities likely to be incurred by it in the taking, suffering or omission of such action, in the reasonable opinion of the New Indenture Trustee, is not assured to the New Indenture Trustee by the terms of this New Indenture, the New Indenture Trustee may require reasonable security or indemnity (including reasonable advances) against any such expense or liability as a condition to the taking, suffering or omission of any such action; and

                  (c) the New Indenture Trustee may take any other reasonable action deemed proper by the New Indenture Trustee that is consistent with such direction; provided, however, that, subject to Section 11.01, the New Indenture Trustee need not take any action that is discretionary or that it determines might impose liability on the New Indenture Trustee for which it is not, in its sole discretion, adequately indemnified.

                  SECTION 13.02. Evidence of Action Taken by New Holders. Whenever in this New Indenture or in any other Transaction Document it is provided that the Majority New Holders may take any action (including the making of any demand or request, the giving of any notice, direction, instruction, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Majority New Holders have joined therein shall be evidenced in writing by one or more instruments of similar tenor executed by such New Holders in person or by agent or proxy appointed in writing. Such action by the Majority New Holders shall become effective when such instrument or instruments are delivered to and received by the New Indenture Trustee. The New Indenture Trustee shall thereafter notify the Issuers and El Paso of the effectiveness of such action.

                  SECTION 13.03. Proof of Execution of Instruments. The fact and date of the execution of any instrument by a New Holder or his agent or proxy may be proved by (i) the certificate of any notary public or other officer of any jurisdiction within or without the United States authorized to take acknowledgments of deeds to be recorded in such jurisdiction certifying that the person executing such instrument acknowledged to him the execution thereof or
(ii) an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the individual executing the same.

                  SECTION 13.04. New Notes Owned by the Issuers. In determining whether the holders have concurred in any direction, request, demand, authorization, notice, consent or waiver under this New Indenture, New Notes which are owned by the Issuers, El Paso, any other obligor upon the New Notes or any of their respective Affiliates shall be disregarded in both the numerator and denominator of the fraction used to determine the requisite percentage, except that, in determining whether the New Indenture Trustee shall be protected in relying upon such direction, request, demand, authorization, notice, consent or waiver, only New Notes which the New Indenture Trustee actually knows to be so owned shall be so disregarded. New Notes so owned which have been pledged in good faith shall not be so disregarded if the pledgee establishes to the satisfaction of the New Indenture Trustee the pledgee's right so to act with respect to such New Notes and the pledgee is not Investor, the Co-Issuer, El Paso, any other obligor upon the New Notes or any of their respective Affiliates.

                  SECTION 13.05. Right of Revocation of Action Taken. At any time prior to (but not later than) the evidencing to the New Indenture Trustee, as provided in Section 13.02, of the taking of any action by the holders, any New Holder of a New Note, the serial number of which is shown by the evidence to be included in those New Notes the holders of which have consented to such action, may revoke such action insofar as it concerns such New Note by filing written notice with the New Indenture Trustee at the Corporate Trust Office and upon proof of holding as provided in Section 2.05. Unless revoked pursuant to the foregoing provisions, any such action taken by a New Holder shall be conclusive and binding upon such New Holder and upon all future holders and owners of such New Note and of any New Note issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such New Note. Except as otherwise provided herein, any action taken by the Majority New Holders shall be conclusive and binding upon the Issuers, the Guarantor, the New Indenture Trustee and the holders of all New Notes.


                                   ARTICLE XIV

                               OPTIONAL REDEMPTION

                  SECTION 14.01. Optional Redemption.

                  (a) So long as the maturity of the New Notes has not been accelerated as a result of an Event of Default, the New Notes:

                           (i) may be redeemed in whole or in part at the option
                  of the Issuers at any time, and

                           (ii) may be redeemed by the Issuers in whole or in
                  part at the option of the Issuers to the extent of funds available therefor (provided that, if Garnet elects to exercise the Diamond Purchase Option or Diamond Retirement Option and EPED Holding elects to exercise the Topaz Purchase Option or Topaz Retirement Option, the New Notes may be redeemed by the Issuers pursuant to clause (C) below in whole and not in part), if any one or more of the following occurs:

                                    (A) the Class B Shareholder causes funds to
                  be irrevocably deposited with the New Indenture Trustee to be used to cause an Optional Redemption,

                                    (B) the Class A Shareholder causes funds to
                  be irrevocably deposited with the New Indenture Trustee to be used to cause an Optional Redemption, or

                                    (C) the Indenture Trustee distributes funds
                  to be irrevocably deposited with the New Indenture Trustee to be used to cause an Optional Redemption.

         In each case described in clause (ii), the Issuers shall exercise their option and redeem the New Notes to the extent of the amounts deposited with the New Indenture Trustee (subject to Section 14.01(c)), unless the Class A Shareholder shall have elected to cause the funds so deposited to be invested in eligible Financial Investments having maturities that coincide with required payments on the New Notes; provided that, if the funds so deposited are not sufficient to purchase Financial Investments the payments on which are sufficient to cover the required payments on the New Notes, the Class A Shareholder shall be entitled to make the election described in this Section 14.01(a) only if it deposits or causes to be deposited with the New Indenture Trustee the amounts necessary such that the total amount deposited with the New Indenture Trustee and invested in such eligible Financial Investments are sufficient to purchase Financial Investments the payments on which are sufficient to cover the required payments on the New Notes; provided, further, that, if the Class A Shareholder makes such election, none of the Class B Shareholder, the Issuers, the New Indenture Trustee or the Indenture Trustee shall have any further obligations under this Section 14.01(a).

                  (b) Any such redemption of the New Notes (an "Optional Redemption") may be made in whole or in part (or in whole but not in part if Garnet elects to exercise the Diamond Purchase Option or Diamond Retirement Option and EPED Holding elects to exercise the Topaz Purchase Option or Topaz Retirement Option) in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof on any Business Day specified in the applicable Notice of Optional Redemption; provided that, in the case of an Optional Redemption pursuant to Section 14.01(a)(ii)(C) arising from Garnet electing to exercise the Diamond Purchase Option or Diamond Retirement Option and EPED Holding electing to exercise the Topaz Purchase Option or Topaz Retirement Option, such date shall be the Retirement Date or Purchase Date, as applicable, set forth in each Retirement Notice or Purchase Option Notice, as applicable, delivered to the Indenture Trustee pursuant to the Topaz LLC Agreement and the Diamond LLC Agreement (any such date, the "Optional Redemption Date") at the Optional Redemption Price.

                  (c) Any Optional Redemption pursuant to Section 14.01(a) shall occur at such time as (i) the New Indenture Trustee shall have received written notice from Investor specifying that the amounts deposited into the New Notes Account are to be used to cause an Optional Redemption, (ii) the aggregate amount of funds irrevocably deposited with the New Indenture Trustee is sufficient to effect such redemption and (iii) appropriate notice is given in accordance with Section 14.02.

                  (d) [Reserved].

                  (e) The "Optional Redemption Price" for each New Note redeemed on any Optional Redemption Date will be equal to the sum of: (i) accrued and unpaid interest (including the Default Amount, if any) on the principal amount to be prepaid to the Optional Redemption Date and (ii) the greater of: (a) 100% of the Outstanding principal amount of such New Note (or the portion thereof being prepaid) and (b) the sum of the present values of the remaining scheduled payments of principal (or the portion thereof being prepaid) and interest thereon (without duplication of interest paid in clause (i)) discounted to the Optional Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points.

                  SECTION 14.02. Notice of Optional Redemption. Notice of an Optional Redemption (a "Notice of Optional Redemption") of the New Notes pursuant to Section 14.01 shall be given by the Issuers or, at the Issuers' request, by the New Indenture Trustee, if the Issuers shall have delivered to the New Indenture Trustee, at least 45 days prior to the Optional Redemption Date (or such lesser number of days as shall be acceptable to the New Indenture Trustee), an Issuers' Certificate requesting that the New Indenture Trustee give a Notice of Optional Redemption. In the case of an Optional Redemption pursuant to Section 14.01(a)(ii)(A), the New Indenture Trustee shall give the Notice of Optional Redemption upon receipt of notice from the Class B Shareholder that an Optional Redemption is to be effected pursuant to the foregoing clause. In the case of an Optional Redemption pursuant to Section 14.01(a)(ii)(C), the New Indenture Trustee shall give the Notice of Optional Redemption upon receipt of notice from the Indenture Trustee that an Optional Redemption is to be effected pursuant to the foregoing clause. Any Notice of Optional Redemption shall be given to each New Noteholder by first class mail or airmail, postage prepaid, at their last addresses as they shall appear upon the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the New Holder receives the notice. Once Notice of Optional Redemption is mailed in accordance with this Section 14.02, New Notes called for redemption become irrevocably due and payable on the Optional Redemption Date at the Optional Redemption Price. A Notice of Optional Redemption may not be conditional. Failure to give such notice by mail or any defect in the notice to any New Noteholder shall not affect the validity of the proceedings for the redemption with respect to the New Notes held by other New Noteholders. Each Notice of Optional Redemption shall be given at least 30 days but not more than 60 days before the applicable Optional Redemption Date and shall specify (a) the Optional Redemption Date; (b) the formula by which the Optional Redemption Price will be calculated on the Optional Redemption Date and the amount of accrued and unpaid interest, if any, to be due as of the Optional Redemption Date as a part of the Optional Redemption Price; (c) that, on the Optional Redemption Date, the Optional Redemption Price will become due and payable upon each such New Note to be redeemed and that interest shall cease to accrue on such New Note on and after such date; (d) if any New Note is being redeemed in part, the portion of the principal amount of such New Note to be redeemed and that, after the Optional Redemption Date, upon surrender of such New Note, a new New Note or new New Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original New Note;
(e) the name and address of the Paying Agent; (f) that New Notes called for redemption must be surrendered to the Paying Agent to collect the Optional Redemption Price; (g) the paragraph of the New Notes and/or the Section of this New Indenture pursuant to which the New Notes called for redemption are being redeemed; and (h) that no representation is made as to the correctness or accuracy of the CUSIP, CINS or ISIN number, if any, listed in such notice or printed on the New Notes.

                  SECTION 14.03. Selection of New Notes to be Redeemed. If less than all of the New Notes are to be optionally redeemed, the New Indenture Trustee shall select the New Notes to be redeemed or purchased among the New Holders of the New Notes on a pro rata basis; provided that no New Notes of $100,000 or less shall be redeemed in part.

                  The New Indenture Trustee shall promptly notify the Issuers in writing of the New Notes selected for redemption and, in the case of any New Note selected for partial redemption, the principal amount thereof to be redeemed. New Notes and portions of New Notes selected shall be in amounts of $100,000 or whole multiples of $1,000 in excess thereof; except that, if all of the New Notes of a New Noteholder are to be redeemed, the entire Outstanding amount of New Notes held by such New Noteholder, even if not such a multiple of $1,000, shall be redeemed. Except as provided in the preceding two sentences, provisions of this New Indenture that apply to the New Notes called for redemption also apply to portions of New Notes called for redemption.

                  SECTION 14.04. Deposit of Optional Redemption Price.

                  (a) On or prior to 1:00 p.m., New York City time, on any Optional Redemption Date, the Issuers shall deposit or cause to be deposited into the New Notes Account an amount equal to the Optional Redemption Price, for each New Note (or portion thereof) being redeemed, together with any other amount necessary to be deposited with the New Indenture Trustee so that each New Holder of such New Note is able to receive the applicable Optional Redemption Price in full.

                  (b) If the Issuers comply with the provisions of paragraph (a) above, on and after the Optional Redemption Date, interest shall cease to accrue on the New Notes or the portions of the New Notes called for Optional Redemption. If a New Note is redeemed in whole or in part on or after a Record Date but on or prior to the related Note Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such New Note was registered at the close of business on such Record Date. If any New Note called for Optional Redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the provisions of paragraph
(a) above, interest shall be paid on the unpaid principal, from the Optional Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the applicable Note Rate.

                  SECTION 14.05. Payment of New Notes Called for Optional Redemption. If a Notice of Optional Redemption has been given with respect to any New Notes as provided in Section 14.02, such New Notes (or portions thereof) to be redeemed shall become due and payable on the date and at the place stated in such Notice of Optional Redemption at the Optional Redemption Price payable pursuant to Section 14.01(e) and on and after said date (unless the Issuers shall default in the payment of the Optional Redemption Price) interest on such New Notes (or portions thereof) to be redeemed shall cease to accrue and such New Notes shall cease from and after the Optional Redemption Date to be entitled to any benefit or other support under this New Indenture, and the New Noteholders shall have no right in respect of such New Notes (or portion thereof) to be redeemed except the right to receive the Optional Redemption Price with respect to each such New Note. Such New Notes (or portions thereof) to be redeemed shall be paid and redeemed by the New Indenture Trustee in accordance with Section 5.05(e) at the applicable Optional Redemption Price; provided that any payment of interest becoming due on the Optional Redemption Date shall be payable to the registered holders of such New Notes subject to the applicable terms and provisions of Section 2.05.

                  SECTION 14.06. New Notes Redeemed in Part. Upon surrender of a New Note that is redeemed in part, the Issuers shall issue and execute, the Guarantor shall endorse and, upon the Issuers' written request, the New Indenture Trustee shall authenticate for the New Holder, at the expense of the Issuers, a new New Note equal in principal amount to the unredeemed portion of the New Note surrendered.


                                   ARTICLE XV

                   MANDATORY REDEMPTION AND SPECIAL REDEMPTION

                  SECTION 15.01. Mandatory Redemption.

                  (a) [Reserved].

                  (b) [Reserved].

                  (c) Following the acceleration of the New Notes as a result of an Event of Default but prior to the expiration of the 120-day standstill referred to in Section 2.05(f)(ii), the New Notes shall be redeemed if any one or more of the following events (each, a "Take-Out Deposit") occurs:

                        (i) the Class B Shareholder causes funds to be irrevocably deposited with the New Indenture Trustee to be used to cause a Mandatory Redemption;

                        (ii) the Class A Shareholder causes funds to be irrevocably deposited with the New Indenture Trustee to be used to cause a Mandatory Redemption; or

                        (iii) the Indenture Trustee distributes funds to be irrevocably deposited with the New Indenture Trustee to be used to cause a Mandatory Redemption.

                  (d) When the New Notes have become subject to a redemption pursuant to clause (c) above, the Outstanding New Notes shall be redeemed (a "Mandatory Redemption") at the Mandatory Redemption Price on the date or dates established by the New Indenture Trustee following the date of the Take-Out Deposit (which date or dates shall be agreed upon by the New Indenture Trustee and the Person(s) making such Take-Out Deposit and shall occur as promptly as practicable following such Take-Out Deposit); provided that, in the case of a Mandatory Redemption pursuant to Section 15.01(c)(iii) arising from Garnet electing to exercise the Diamond Purchase Option or Diamond Retirement Option and EPED Holding electing to exercise the Topaz Purchase Option or Topaz Retirement Option, such date shall be the Retirement Date or Purchase Date, as applicable, set forth in each Retirement Notice or Purchase Option Notice, as applicable, delivered to the Indenture Trustee pursuant to the Topaz LLC Agreement and the Diamond LLC Agreement (any such date, the "Mandatory Redemption Date").

                   The "Mandatory Redemption Price" for each New Note in any Mandatory Redemption will be equal to the accrued and unpaid interest (including the Default Amount, if any) to the Mandatory Redemption Date plus 100% of the Outstanding principal amount of such New Note plus all other amounts due and owing to such New Noteholder under this New Indenture; provided, however, that if the New Notes have been accelerated as a result of an Event of Default described in Section 9.01(a), the Mandatory Redemption Price shall be equal to the Optional Redemption Price.

                  SECTION 15.02. Notice of Mandatory Redemption. Notice of a Mandatory Redemption ("Notice of Mandatory Redemption") of the New Notes pursuant to Section 15.01 shall be given by the New Indenture Trustee at such time or times when the New Indenture Trustee has any Amount Available in the New Notes Account (including amounts received as a result of a Take-Out Deposit) to apply to the payment of the New Notes in accordance with Section 5.05(d). Any Notice of

Mandatory Redemption shall be given to each New Noteholder by first class mail or airmail, postage prepaid, at their last addresses as they shall appear upon the Note Register. Any such Notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the New Holder receives the notice. Each Notice of Mandatory Redemption shall be given the number of days prior to each Mandatory Redemption Date as the New Indenture Trustee may fix and shall specify, among other things, (a) the Mandatory Redemption Date; (b) the Mandatory Redemption Price, specifying the applicable Interest Amount and any Default Amount; (c) that, on the Mandatory Redemption Date, the Mandatory Redemption Price will become due and payable upon each such New Note to be redeemed and that interest shall cease to accrue on such New Note on and after such date; (d) the name and address of the Paying Agent; (e) that New Notes must be surrendered to the Paying Agent to collect the Mandatory Redemption Price; (f) the paragraph of the New Notes and/or the Section of this New Indenture pursuant to which the New Notes are being redeemed; and (g) that no representation is made as to the correctness or accuracy of the CUSIP, CINS or ISIN number, if any, listed in such notice or printed on the New Notes.

                  SECTION 15.03. Selection of New Notes to be Redeemed. If less than all of the New Notes are to be redeemed on any particular Mandatory Redemption Date, the New Notes shall be redeemed on a pro rata basis in accordance with the respective unpaid principal balances of the Outstanding New Notes.

                  The New Indenture Trustee shall promptly notify the Issuers in writing of the amount of New Notes to be redeemed on any particular Mandatory Redemption Date. Provisions of this New Indenture that apply to the New Notes called for redemption also apply to portions of New Notes called for redemption.

                  SECTION 15.04 Special Redemption.

                  (a) Following (i) the exercise of an Asset Remedy at the direction of the Noteholders or the Class A Shareholder in accordance with the Indenture or, after the Note Final Payment Date, the Class A Shareholder in accordance with the Diamond LLC Agreement, the Topaz LLC Agreement and/or the Collateral Agreement or (ii) the occurrence of an Asset Disposition in accordance with the Diamond LLC Agreement, the Topaz LLC Agreement and/or the Garnet LLC Agreement in connection with the occurrence of a Specified Equity Event, all or a portion of the New Notes shall be redeemed (without limiting the mandatory redemption provisions in Sections 15.01, 15.02 and 15.03) upon the distribution to the New Indenture Trustee of proceeds from the exercise of such Asset Remedy or such Asset Disposition pursuant to Section 5.05(d) or Section 5.05(e) of the Indenture; provided that the aggregate amount to be applied to such Special Redemption shall be no greater than the amount of such proceeds.

                  (b) When the New Notes have become subject to a redemption pursuant to clause (a) above, all or a portion of the New Notes Outstanding shall be redeemed (a "Special Redemption") on a pro rata basis at (i) the Mandatory Redemption Price (if the New Notes have become subject to redemption
(x) pursuant to clause (a)(i) above as a result of an Event of Default other than an Event of Default described in Section 9.01(a) or 9.01(n) of the Indenture or (y) pursuant to clause (a)(ii) above) or (ii) the Optional Redemption Price (if the New Notes have become subject to redemption pursuant to clause (a)(i) above as a result of an Event of Default described in Section 9.01(a) or 9.01(n) of the Indenture), in each case on the date or dates established by the New Indenture Trustee following the date of the New Indenture Trustee's receipt of any proceeds pursuant to Section 5.05(d) of the Indenture (the "Special Redemption Date").

                  SECTION 15.05. Notice of Special Redemption. Notice of a Special Redemption ("Notice of Special Redemption") of the New Notes pursuant to
Section 15.04 shall be given by the New Indenture Trustee promptly at such time or times when the New Indenture Trustee has received any proceeds pursuant to
Section 5.05(d) of the Indenture to apply to the payment of the New Notes in accordance with Section 5.05(d) or 5.05(e), as applicable. Any Notice of Special Redemption shall be given to each New Noteholder by first class mail or airmail, postage prepaid, at its last address as it shall appear upon the Note Register. Any such Notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the New Holder receives the notice. Each Notice of Special Redemption shall be given the number of days prior to each Special Redemption Date as the New Indenture Trustee may fix and shall specify, among other things, (a) the Special Redemption Date;
(b)(i) in the case of a Special Redemption which is not attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture, the Mandatory Redemption Price, specifying the Interest Amount and any Default Amount or (ii) in the case of a Special Redemption which is attributable to an Event of Default described in Section 9.01(a) or (n) of the Indenture, the formula by which the Optional Redemption Price will be calculated on the Special Redemption Date and the amount of accrued and unpaid interest, if any, to be due as of the Special Redemption Date as a part of the Optional Redemption Price; (c) that on the Special Redemption Date, the Mandatory Redemption Price or Optional Redemption Price, as applicable, will become due and payable upon each such New Note to be redeemed and that interest shall cease to accrue on such New Note on and after such date; (d) if any New Note is being redeemed in part, the portion of the principal amount of such New Note to be redeemed and that, after the Special Redemption Date, upon surrender of such New Note, a new New Note or new New Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original New Note; (e) the name and address of the Paying Agent; (f) that New Notes must be surrendered to the Paying Agent to collect the Special Redemption Price; (g) that such New Notes are being redeemed pursuant to
Section 15.04 of this New Indenture; and (h) that no representation is made as to the correctness or accuracy of the CUSIP, CINS or ISIN number, if any, listed in such notice or printed on the New Notes.

                  SECTION 15.06. Selection of New Notes to be Redeemed. If less than all of the New Notes are to be redeemed on any particular Special Redemption Date, the New Indenture Trustee shall select the New Notes to be redeemed among the New Holders of the New Notes on a pro rata basis; provided that no New Notes of $100,000 or less shall be redeemed in part.

                  The New Indenture Trustee shall promptly notify the Issuers in writing of the New Notes selected for redemption and, in the case of any New Note selected for partial redemption, the principal amount thereof to be redeemed. New Notes and portions of New Notes selected shall be in amounts of $100,000 or whole multiples of $1,000 in excess thereof; except that, if all of the New Notes of a New Noteholder are to be redeemed, the entire Outstanding amount of New Notes held by such New Noteholder, even if not such a multiple of $1,000, shall be redeemed. Except as provided in the preceding two sentences, provisions of this New Indenture that apply to the New Notes called for redemption also apply to portions of New Notes called for redemption.



                                   ARTICLE XVI

                                  MISCELLANEOUS

                  SECTION 16.01. Survival. All agreements, representations, warranties and indemnities contained in this New Indenture and in any agreement, document or certificate delivered pursuant hereto, or in connection herewith, shall survive and continue in effect following the execution and delivery of this New Indenture and the Effective Date. Upon the repayment in full of the New Notes, this New Indenture shall terminate.

                  SECTION 16.02. Notices. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given

(i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service, (iii) five days after being sent by first class mail or airmail, postage prepaid, or (iv) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing, is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addressees:

         If to Investor:

         Gemstone Investor Limited
         c/o Walkers
         Walker House
         Mary Street, P.O. Box 265GT
         George Town, Grand Cayman, Cayman Islands
         Attention:  Andrew Hersant
         Telecopier No.: 345-949-7886
         Telephone No.:  345-949-0100


         If to the Co-Issuer:

         Gemstone Investor, Inc.
         c/o The Corporation Trust Company
         Corporation Trust Center
         1209 Orange Street, Room 123
         Wilmington, New Castle County, Delaware 19801
         Attention:  Mark Ferrucci
         Telecopier No.: 302-658-5459
         Telephone No.:  302-777-0250



         If to the New Indenture Trustee:

         The Bank of New York
         5 Penn Plaza
         New York, New York 10001
         Attn: Louis Young
         Telecopier No.: 212-896-7299
         Telephone No.:  212-896-7249

         with a copy to:

         Seward & Kissel
         One Battery Park Plaza
         New York, New York  10004
         Attention:  Kalyan Das, Esq.
         Telecopier No.: 212-480-8421
         Telephone No.:  212-574-1391

         If to El Paso:

         El Paso Corporation
         1001 Louisiana Street
         P.O. Box 2511
         Houston, Texas  77002
         Attention:  Tom Kilgore
         Telecopier No.: 713-420-7249
         Telephone No.:  713-420-5574

         with a copy to:

         El Paso Corporation
         1001 Louisiana Street
         P.O. Box 2511
         Houston, Texas  77002
         Attention:  Kelly Jameson
         Telecopier No.: 713-420-2529
         Telephone No.:  713-420-2017

         If to the Investor Shareholder:

         c/o Rabobank International
         245 Park Avenue
         New York, New York  10167
         Attention:  Chris Kortlandt
         Telecopier No.: 212-208-2586
         Telephone No.:  212-916-7810

         with copies to:

         Freshfields Bruckhaus Deringer LLP
         520 Madison Avenue
         New York, New York  10022
         Attention:  Brian Rance
         Telecopier No.: 212-277-4001
         Telephone No.:  212-277-4080

         Credit Suisse First Boston Corporation
         1000 Louisiana, Suite 4900
         Houston, Texas  77002
         Attention:  Paul A. Davis
         Telecopier No.: 713-652-6050
         Telephone No.:  713-652-6007

         If to the Rating Agencies:

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York  10007-2701
         Attention:  Mihoko Manabe
         Telecopier No.: 212-553-0519
         Telephone No.:  212-553-1942

         Standard & Poor's Ratings Services
         55 Water Street
         38th Floor
         New York, New York  10041
         Attention:  John W. Whitlock
         Telecopier No.: 212-438-2154
         Telephone No.:  212-438-7678

                  A duplicate copy of each notice, approval, consent, request, Account Statement or other communication given hereunder by each of the parties to any one of the others or to any Investor Shareholder shall also be given to all of the others (including, for the avoidance of doubt, each Investor Shareholder); provided, that if any such duplicate copy is provided to any such Person pursuant to the requirements of any other Transaction Document, no duplicate copy need be provided hereunder. However, failure to give notice to any party shall not affect the effectiveness of notice to parties as to whom notice has been given in accordance with this Section 16.02. Each of the parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

                  SECTION 16.03. Severability of Provisions. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by Applicable Law, the Issuers, the Guarantor and the New Indenture Trustee hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of the Issuers', the Guarantor's and the New Indenture Trustee's bargain hereunder.

                  SECTION 16.04 Effect of Headings. The Table of Contents and the headings of the Articles, Sections, subsections, clauses and paragraphs hereof, and of Exhibits hereto, are for convenience of reference only and shall not affect the construction or interpretation of this New Indenture.

                  SECTION 16.05. Counterparts. This New Indenture may be executed in any number of counterparts, each of which shall be an original; but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 16.06. Further Assurance. The Issuers and, solely with respect to its obligations hereunder, the Guarantor shall, from time to time on being required to do so by the New Indenture Trustee, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the New Indenture Trustee as the New Indenture Trustee may reasonably consider necessary for giving full effect to this New Indenture and securing to the New Indenture Trustee the full benefit of the rights, powers and remedies conferred upon the New Indenture Trustee in this New Indenture.

                  SECTION 16.07 Governing Law; Waiver of Jury Trial.

                  (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS NEW INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING DIRECTLY OR INDIRECTLY TO ANY OF THIS


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

NEW INDENTURE OR ANY OTHER TRANSACTION DOCUMENT (OTHER THAN THE NOTE PURCHASE AGREEMENT AND THE DEALER MANAGER AGREEMENT) OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS NEW INDENTURE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                  (c) ANY PROCEEDING WITH RESPECT TO THIS NEW INDENTURE OR ANY OTHER TRANSACTION DOCUMENT (OTHER THAN THE NOTE PURCHASE AGREEMENT AND THE DEALER MANAGER AGREEMENT) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN THE COMMERCIAL DIVISION OF THE SUPREME COURT, CIVIL BRANCH OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE EASTERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS NEW INDENTURE, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN RESPECT OF, BUT ONLY IN RESPECT OF, PROCEEDINGS WITH RESPECT TO THIS NEW INDENTURE OR ANY OTHER TRANSACTION DOCUMENT.

                  (d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NEW INDENTURE OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 16.07(c) AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (e) EACH OF INVESTOR AND THE CO-ISSUER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHT AVENUE, NEW YORK, NY 10011, AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH PROCEEDING IN NEW YORK TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO INVESTOR OR THE CO-ISSUER, AS THE CASE MAY BE, SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF INVESTOR AND THE CO-ISSUER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY REASONABLY SATISFACTORY TO THE NEW INDENTURE TRUSTEE ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF INVESTOR AND THE CO-ISSUER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS WITH RESPECT TO ANY PROCEEDING (WHETHER OR NOT IN NEW YORK) BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,


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

POSTAGE PREPAID, TO SUCH PERSON AT ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 16.02, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  SECTION 16.08. Entire Agreement. This New Indenture (including, without limitation, the Exhibits hereto) and the New Notes supersede all prior agreements, written or oral, between or among any of Investor, the Co-Issuer, the Guarantor and the New Indenture Trustee relating to the transactions contemplated hereby and thereby, and each of Investor, the Co-Issuer, the Guarantor and the New Indenture Trustee represents and warrants to the others that this New Indenture, the New Notes and the other Transaction Documents constitute the entire agreement among the Issuers, the Guarantor and the New Indenture Trustee relating to the transactions contemplated hereby and thereby.

                  SECTION 16.09. Benefit of Agreement. All agreements, representations, warranties and indemnities in this New Indenture and in any agreement, document or certificate delivered pursuant hereto shall be binding upon the Person making the same and its successors and assigns and shall inure to the benefit of and be enforceable by the Person for whom made and its successors and assigns. None of Investor, the Co-Issuer or the Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of each other and the Majority New Noteholders; provided that no such consent shall be required in connection with an assignment or transfer of rights and obligations in connection with any merger, consolidation or other transaction not in violation of Section 7.01(p) or Section 7.01(dd). The New Indenture Trustee may transfer, assign or grant its rights and obligations hereunder in connection with an assignment or transfer of all or any part of its interest in accordance with the provisions of Sections 11.02, 11.03, 11.05 and 11.13, provided that any such assignee has agreed to be bound by the terms of this New Indenture and the other Transaction Documents (other than the Note Purchase Agreement and the Dealer Manager Agreement). This New Indenture is for the sole benefit of Investor, the Co-Issuer, the Guarantor, the New Indenture Trustee and the New Noteholders and their respective successors and assigns and is not for the benefit of any other Person; provided that the Class A Shareholder shall be an express third party beneficiary for the purposes of Sections 2.05(f)(v) and 3.01 of this New Indenture.

                  SECTION 16.10. Limitation on Rights of New Noteholders. No New Noteholder shall have any right to vote (except as provided in this New Indenture) or in any manner otherwise control the operation and management of the Recourse for the Notes (except as provided in this New Indenture) or the obligations of the parties hereto (except as provided in this New Indenture) nor shall anything herein set forth or contained in the terms of the New Notes be construed so as to constitute the New Noteholders from time to time as partners or members of an association nor shall any New Noteholder be under any liability to any third party by reason of any action taken by the parties to this New Indenture pursuant to any provision hereof, except as expressly provided for herein.

                  No New Noteholder shall have any right by virtue or by availing itself of any provisions of this New Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this New Indenture, unless such New Holder previously shall have given to the New Indenture Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless the Majority New Noteholders shall also have made written request upon the New Indenture Trustee to institute such action, suit or proceeding in its own name as New Indenture Trustee hereunder and shall have offered to the New Indenture Trustee such reasonable security or indemnity (including reasonable advances) as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the New Indenture Trustee, for 10 Business Days after its receipt of such notice, request and offer of security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by each New Noteholder with the other New Noteholders and the New Indenture Trustee, that no one or more New Holders of New Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this New Indenture to affect, disturb or prejudice the rights of the New Holders of any other of the New Notes or to obtain or seek to obtain priority over or preference to any other such New


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

Holder or to enforce any right under this New Indenture, except in the manner herein provided and for the common benefit of all New Noteholders. For the protection and enforcement of the provisions of this Section 16.10, each and every New Noteholder and the New Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 16.11. [Reserved].

                  SECTION 16.12. Notes Non-Assessable and Fully Paid. It is the intention of the Issuers that the New Noteholders shall not be personally liable for obligations of the Issuers and that the New Notes, upon due authentication thereof by the New Indenture Trustee pursuant to this New Indenture, are and shall be deemed fully paid.



                            [signature pages follow]

                  IN WITNESS WHEREOF, the undersigned have caused this New Indenture to be duly executed as a deed as of this 9th day of May, 2002 by their respective representatives hereunto duly authorized.

                                           EXECUTED AS A DEED FOR THE PURPOSES
                                           OF CAYMAN LAW:


                                           GEMSTONE INVESTOR LIMITED, as Issuer


                                           By:    /s/ Jaap Klep
                                                  ------------------------------
                                           Name:  Jaap Klep
                                           Title: Director




                                  New Indenture

                                     GEMSTONE INVESTOR, INC., as Co-Issuer



                                     By:   /s/ John Hopper
                                           -------------------------------------
                                           Name:  John Hopper
                                           Title: Vice President





                                  New Indenture

                                          EL PASO CORPORATION, as Guarantor




                                          By: /s/ John Hopper
                                              ----------------------------------
                                              Name:  John Hopper
                                              Title: Vice President





                                  New Indenture

                                   THE BANK OF NEW YORK,
                                      as New Indenture Trustee



                                    By:  /s/ Louis P. Young
                                         ---------------------------------------
                                         Name:  Louis P. Young
                                         Title: Authorized Signatory





                                   THE BANK OF NEW YORK, as Paying Agent for purposes of Section 2.04(c) only



                                    By:  /s/ Louis P. Young
                                         ---------------------------------------
                                         Name:  Louis P. Young
                                         Title: Authorized Signatory




                                  New Indenture